UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.       )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

☐
Soliciting Material under §240.14a-12

RIGETTI COMPUTING, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

775 Heinz Avenue
Berkeley, CA 94710
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 10, 2025 at 9:00 a.m. Pacific Time
Dear Stockholder:
On behalf of our Board of Directors, it is our pleasure to invite you to attend the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Rigetti Computing, Inc., a Delaware corporation.
The Annual Meeting will be held virtually, via live webcast available at www.virtualshareholdermeeting.com/RGTI2025, on June 10, 2025 at 9:00 a.m., Pacific Time. We believe hosting a virtual meeting enables increased stockholder participation and improves meeting efficiency and our ability to communicate effectively with our stockholders, while lowering the cost of conducting the Annual Meeting. Stockholders attending the virtual meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting. You will be able to attend the Annual Meeting, ask your questions and vote your shares during the meeting by visiting www.virtualshareholdermeeting.com/RGTI2025. To participate in the Annual Meeting, you will need to visit www.virtualshareholdermeeting.com/RGTI2025 and enter the 16-digit control number located on the Notice of Internet Availability of Proxy Materials for the 2025 Annual Meeting of Stockholders, your proxy card or voting instruction form. Additional details regarding access to the Annual Meeting and the business to be conducted at the Annual Meeting are described in the accompanying Proxy Statement. We encourage you to attend online and participate. We recommend that you log in a few minutes before 9:00 a.m., Pacific Time, to ensure you are logged in when the Annual Meeting starts. Please refer to the additional logistical details in the accompanying Proxy Statement.
The record date for the Annual Meeting is April 15, 2025. Only stockholders of record at the close of business on that date or their proxyholders may vote at the Annual Meeting or any adjournment thereof. We will commence mailing the proxy materials to our stockholders on or about April 25, 2025, which will contain instructions on how to vote at the Annual Meeting as well as how to access the Proxy Statement and our 2024 Annual Report on Form 10-K.
Your vote is very important. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted.
The Annual Meeting will be held for the following purposes:
1.
To elect two Class III directors, Michael Clifton and Ray Johnson, to serve until our 2028 Annual Meeting of Stockholders.

2.
To ratify the selection of BDO USA, P.C. as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2025.

3.
To conduct any other business properly brought before the meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice, which Proxy Statement is incorporated herein by reference in its entirety.
By Order of the Board of Directors,
Luke Kuipers
Corporate Secretary

Berkeley, CA
April 25, 2025
You are cordially invited to attend the virtual Annual Meeting. Whether or not you expect to attend the Annual Meeting, you are urged to vote and submit your proxy by following the procedures described in the Notice of Internet Availability of Proxy Materials or proxy card. Even if you have voted by proxy, you may still vote during the Annual Meeting. Please note, however, that if your shares are held by a broker, bank or other similar organization and you wish to vote during the Annual Meeting, you must follow the instructions from such organization.

Page Number
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING	2
PROPOSAL NO.1 ELECTION OF DIRECTORS	9
BOARD AND CORPORATE GOVERNANCE MATTERS	11
Information regarding Director Nominees and Current Directors	11
Information regarding the Board of Directors and Corporate Governance	14
PROPOSAL NO.2 RATIFICATION OF BDO USA, P.C. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025	23
EXECUTIVE OFFICERS	25
EXECUTIVE AND DIRECTOR COMPENSATION	26
EQUITY COMPENSATION PLAN INFORMATION	37
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	38
TRANSACTIONS WITH RELATED PERSONS	40
HOUSEHOLDING OF PROXY MATERIALS	42
OTHER MATTERS	42

RIGETTI COMPUTING, INC.
775 Heinz Avenue
Berkeley, CA 94710

PROXY STATEMENT

FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 10, 2025 AT 9:00 A.M., PACIFIC TIME
QUESTIONS AND ANSWERS
This information provided in the “question and answer” format below is for your convenience only and is merely a summary of information contained in this proxy statement. You should read this entire proxy statement carefully.
Unless the context indicates otherwise, references in this proxy statement to the “Company,” “Rigetti,” “Rigetti Computing,” “we,” “us,” “our” and similar terms refer to Rigetti Computing, Inc.
Why did I receive a notice regarding the availability of proxy materials on the internet?
Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the internet. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials (the “Notice”) because our Board of Directors is soliciting your proxy to vote at the 2025 Annual Meeting of Stockholders (the “Annual Meeting”), including at any adjournments or postponements thereof. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or to request a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice.
The proxy materials, consisting of the Notice, this Proxy Statement, the proxy card, and our 2024 Annual Report on Form 10-K (the “Annual Report”), will be mailed to our stockholders of record entitled to vote at the Annual Meeting on or about April 25, 2025.
Will I receive any other proxy materials by mail?
You will not receive any additional proxy materials via mail unless you request a printed copy in accordance with the instructions set forth in the Notice. We may elect, in our discretion, to send you a proxy card, along with a second Notice, on or after 10 calendar days have passed since our first mailing of the Notice.
How do I attend, participate in, and ask questions during the Annual Meeting?
We will be hosting the Annual Meeting via live webcast only. You are entitled to attend the Annual Meeting live online at www.virtualshareholdermeeting.com/RGTI2025 if you were a stockholder as of the close of business on April 15, 2025, referred to as the “Record Date.” The Annual Meeting will start at 9:00 a.m., Pacific Time, on Thursday, June 10, 2025. Stockholders attending the Annual Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting.
In order to enter the Annual Meeting, you will need the 16-digit control number, which is included in the Notice or on your proxy card if you are a stockholder of record or included with your voting instruction card and voting instructions received from your broker, bank or other agent if you hold your shares in “street name.” Instructions on how to attend and participate are available at www.proxyvote.com. We recommend that you log in a few minutes before 9:00 a.m., Pacific Time, to ensure you are logged in when the Annual Meeting starts. The virtual meeting room will open 15 minutes before the start of the Annual Meeting. If you are a beneficial owner, you should contact the bank, broker or other institution where you hold your account well in advance of the Annual Meeting if you have questions about obtaining your proxy Notice control number.
If you would like to submit a question during the Annual Meeting, you may log in at www.virtualshareholdermeeting.com/RGTI2025 using your control number, type your question into the appropriate box, and click “Submit.”
To ensure that we have a productive and efficient meeting, and in fairness to all stockholders in attendance, you will also find posted our rules of conduct for the Annual Meeting when you log in prior to its start. These rules of conduct will include the following guidelines:
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You may submit questions electronically through the meeting portal during the Annual Meeting.

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Only stockholders of record as of the Record Date for the Annual Meeting and their proxy holders may submit questions.

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Please direct all questions to Dr. Subodh Kulkarni, our Chief Executive Officer.

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Please include your name and affiliation, if any, when submitting a question.

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Limit your remarks to one brief question that is relevant to the Annual Meeting and/or our business and ask only questions that are respectful of your fellow stockholders and meeting participants. Questions and answers may be grouped by topic, and substantially similar questions may be grouped and answered once.

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Questions may also be ruled as out of order if they are, among other things, irrelevant to our business, related to pending or threatened litigation, disorderly, repetitious statements already made, or in furtherance of the speaker’s own personal, political or business interests.

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Be respectful of your fellow stockholders and Annual Meeting participants.

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No recordings of the Annual Meeting are permitted.

What if I have technical difficulties or trouble accessing the Annual Meeting?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Annual Meeting. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted at www.virtualshareholdermeeting.com/RGTI2025. Technical support will be available starting 15 minutes prior to the start of the Annual Meeting.
Will a list of record stockholders as of the Record Date be available?
For a period of ten days ending the day prior to the Annual Meeting, a list of stockholders entitled to vote at the Annual Meeting as of the close of business on the Record Date will be available at our corporate headquarters, located at 775 Heinz Avenue, Berkeley, CA 94710, for examination by any stockholder of record for a legally valid purpose upon written request. Please direct your written request to us via email at IR@rigetti.com.
Who can vote at the Annual Meeting?
Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. On the Record Date, there were 286,980,498 shares of Common Stock, outstanding and entitled to vote.
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Stockholder of Record: Shares Registered in Your Name. If, on the Record Date, your shares were registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, then you are a stockholder of record.

As a stockholder of record, you may vote online during the Annual Meeting or by proxy in advance. Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares by proxy in advance of the Annual Meeting through the internet, by telephone or by completing and returning a printed proxy card that you may request or that we may elect to deliver at a later time to ensure your vote is counted.
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Beneficial Owner: Shares Held through a Broker or Bank. If, on the Record Date, your shares were held not in your name, but rather in an account at a brokerage firm, bank or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, check with your brokerage firm, bank, dealer or other similar organization, and follow the instructions you receive from your brokerage firm, bank, dealer or other similar organization prior to the Annual Meeting.

How many votes do I have?
Each holder of shares of our Common Stock will have one vote per share of Common Stock held as of the Record Date. Certain shares of our common stock held by the Sponsor Holders (as defined in the section titled “Transactions with Related Persons” elsewhere in this Proxy Statement) will be voted in accordance with the terms of the Sponsor Support Agreement described in the section titled “Transactions with Related Persons” elsewhere in this Proxy Statement.
What am I voting on?
There are two matters scheduled for a vote:
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Proposal 1: Election of two Class III directors, Michael Clifton and Ray Johnson, to hold office until the 2028 Annual Meeting of Stockholders; and

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Proposal 2: Ratification of the selection of BDO USA, P.C. as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2025.

What if another matter is properly brought before the Annual Meeting?
Our Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the accompanying proxy gives the persons named as proxy the authority to vote on those matters in accordance with their best judgment.
How do I vote?
If you are a stockholder of record and your shares are registered directly in your name, you may do the following to either vote your shares or submit a proxy to have your shares voted:
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By Internet. To vote by submitting a proxy through the internet, go to www.proxyvote.com to complete an electronic proxy card. You will be asked to provide your control number from the Notice. Your Internet proxy must be received by 8:59 p.m., Pacific Time, on June 9, 2025 to be counted.

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By Telephone. Call 1-800-690-6903 toll-free from the United States, U.S. territories and Canada, and follow the instructions on the Notice. You will be asked to provide your control number from the Notice. Your telephone proxy must be received by 8:59 p.m., Pacific Time, on June 9, 2025 to be counted.

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By Proxy Card. Complete, sign and date the proxy card that may be requested and return it promptly in the envelope provided. If we receive your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct. Your proxy card must be received by 8:59 p.m., Pacific Time, on June 9, 2025 to be counted.

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Online During the Annual Meeting. Access the Annual Meeting by visiting www.virtualshareholdermeeting.com/RGTI2025 and providing your control number from the Notice.

If your shares of Common Stock are held in street name (i.e., held for your account by a broker, bank or other nominee), you should have received a notice containing voting instructions from that organization rather than from us. You should follow the instructions in the notice to ensure your vote is counted. Access the Annual Meeting by following the instructions you receive and using the control number provided by your bank, broker or other nominee.

Internet voting during the Annual Meeting and/or internet proxy voting in advance of the Annual Meeting allows you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your vote instructions. Please be aware that you must bear any costs associated with your internet access.

Can I vote my shares by filling out and returning the Notice?
No. The Notice identifies the items to be voted on at the Annual Meeting, but you cannot vote by marking the Notice and returning it. The Notice provides instructions on how to vote by proxy in advance of the Annual Meeting through the internet, by telephone, using a printed proxy card or online during the Annual Meeting.
What does it mean if I receive more than one Notice?
If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the Notices to ensure that all of your shares are voted.
If I am a stockholder of record and I do not vote, or if I return a proxy card or otherwise vote without marking specific voting selections, what happens?
If you are a stockholder of record and do not have your shares voted by submitting a proxy through the internet, by telephone, by completing the proxy card that may be delivered to you or online during the Annual Meeting, your shares will not be voted.
If you return a signed and dated proxy card without indicating how you want your shares voted on each proposal or otherwise submit a proxy without making voting selections for each proposal, your shares will be voted in accordance with the recommendations of our Board of Directors: “FOR” the election of each of the two nominees named in this Proxy Statement for director; and “FOR” the ratification of the selection of BDO USA, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. If any other matter is properly presented at the Annual Meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.
If I am a beneficial owner of shares held in “street name” and I do not provide my broker or bank with voting instructions, what happens? If you are a beneficial owner of shares held in street name and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion. Under the rules of the New York Stock Exchange (“NYSE”), brokers, banks and other securities intermediaries that are subject to NYSE rules may use their discretion to vote your “uninstructed” shares with respect to matters considered to be “routine” under NYSE rules, but not with respect to “non-routine” matters under NYSE rules. All brokers registered as members with NYSE are subject to NYSE rules and, accordingly, NYSE Rules apply to the voting of all shares held in a brokerage account, including shares of a company like ours listed on Nasdaq. In this regard NYSE has advised us that Proposal 1 is considered to be “non-routine” under NYSE rules meaning that your broker may not vote your shares on Proposal 1 in the absence of your voting instructions. However, Proposal 2 is considered to be a “routine” matter under NYSE rules, meaning that if you do not return voting instructions to your broker by its deadline, your shares may be voted by your broker in its discretion on Proposal 2.

If you are a beneficial owner of shares held in street name, and you do not plan to attend the Annual Meeting, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.
What are “broker non-votes”?
As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed to be “non-routine,” the broker or nominee cannot vote the shares. When there is at least one “routine” matter that the broker, bank or other securities intermediary votes on, the shares that are unvoted on “non-routine” matters are counted as “broker non-votes.” Proposal 2 is a “routine” matter and we therefore expect brokers, banks or other securities intermediaries to vote on this proposal. Proposal 1 is considered to be “non-routine” and unvoted shares will be counted as “broker non-votes” with respect to Proposal 1.
Can I change my vote after submitting my proxy?
Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record, then yes, you can revoke your proxy at any time before the final vote at the Annual Meeting. You may revoke your proxy in any one of the following ways:
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Submit another properly completed proxy card with a later date.

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Grant a subsequent proxy by telephone or through the internet.

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Attend the Annual Meeting and vote online during the meeting. Simply attending the Annual Meeting will not, by itself, revoke your proxy. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy in advance of the Annual Meeting by signing and returning a proxy card, by telephone or through the internet so that your vote will be counted if you later decide not to attend the Annual Meeting.

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Send written notice of revocation to our Secretary, which must be received by the Company at IR@rigetti.com before the time the Annual Meeting begins.

Your most current proxy card or telephone or internet proxy is the one that is counted.
Beneficial Owner: Shares Registered in the Name of Broker or Bank. If you are a beneficial owner and your shares are held in “street name” by your broker, bank or other agent, you should follow the instructions provided by your broker, bank or other agent.
How are votes counted?
Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, for the proposal to elect two directors, votes “FOR,” “WITHHOLD” and broker non-votes; and, with respect to the other proposal, votes “FOR,” “AGAINST” and abstentions. Broker non-votes on Proposal 1 will have no effect and will not be counted towards the vote total for this proposal. “Withhold” votes will have no effect on the outcome of the vote with respect to Proposal 1. Abstentions on Proposal 2 will have the same effect as an “Against” vote. We do not anticipate broker non-votes for Proposal 2 because we have been advised by the NYSE that such proposal should be considered “routine” under NYSE rules, and accordingly, we believe that your broker, bank, dealer or other agent may vote your shares on this proposal without instructions from you; however, to the extent there are broker non-votes for this proposal, such broker non-votes will be counted as a vote “Against” Proposal 2.

How many votes are needed to approve each proposal?
The following table summarizes the minimum vote needed to approve each proposal and the effect of abstentions and broker non-votes.
Proposal Number	Proposal Description	Vote Required for Approval	Effect of Abstentions or Withhold Votes, as applicable	Effect of Broker Non- Votes
1	Election of Directors	The two nominees receiving the most “FOR” votes from the holders of shares, either present in person or represented by proxy at the meeting and entitled to vote on the election of directors will be elected.	No effect	No effect
2	Ratification of the selection of BDO USA, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025	“FOR” votes from a majority of the voting power of the shares of Common Stock present in person or represented by proxy at the meeting and entitled to vote on the matter.	Against	None Expected (vote against if there are broker non-votes)
What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding a majority of the voting power of the outstanding shares of Common Stock entitled to vote at the meeting are present at the Annual Meeting in person or by proxy duly authorized.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you attend the Annual Meeting using your 16-digit control number. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairperson of the Annual Meeting or the holders of a majority of the voting power of shares present at the Annual Meeting or represented by proxy and entitled to vote thereon may adjourn the Annual Meeting to another date.
How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within 4 business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within 4 business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within 4 business days after the final results are known to us, file an additional Form 8-K to publish the final results.
Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

When are stockholder proposals and director nominations due for next year’s annual meeting?
Requirements for stockholder proposals to be brought before an annual meeting.
Our bylaws (“Bylaws”) provide that, for stockholder director nominations or other proposals to be considered at an annual meeting, the stockholder must give timely notice thereof in writing to our Secretary at Rigetti Computing, Inc., 775 Heinz Avenue Berkeley, CA 94710. To be timely for the 2026 annual meeting of stockholders, a stockholder’s notice must be delivered to or mailed and received by our Secretary at our principal executive offices between February 10, 2026 and March 12, 2026; provided that, in the event that the date of the 2026 annual meeting of stockholders is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of this year’s Annual Meeting, you must give the required notice not earlier than the 120th day prior to the 2026 annual meeting of stockholders and not later than the close of business on the later of the 90th day prior to such annual meeting or, if later than the 90th day prior to such annual meeting, the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. A stockholder’s notice to the Secretary must also set forth the information required by our Bylaws.
Requirements for stockholder proposals to be considered for inclusion in our proxy materials pursuant to Rule 14a-8.
Stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and intended to be included in the proxy materials for the 2026 annual meeting of stockholders must be received by us at the above address not later than December 26, 2025 in order to be considered for inclusion in our proxy materials for that meeting.
In addition to satisfying the foregoing advance notice requirements under our Bylaws, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide written notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 13, 2026, which is the first business day following the 60th day prior to the one-year anniversary date of the Annual Meeting.

PROPOSAL 1
ELECTION OF DIRECTORS
General
Our Board of Directors currently consists of seven directors. Our Certificate of Incorporation provides for a classified Board of Directors consisting of three classes of directors, with the classes being as equal in number as possible and with one class being elected each year for a three-year term. Currently, Class I consists of three directors, Class II consists of two directors and Class III consists of two directors.
There are two directors in Class III whose term of office expires in 2025, Michael Clifton and Cathy McCarthy. On February 24, 2025, Ms. McCarthy notified the Company that she would not stand for re-election to the Board of Directors of the Company upon the completion of her current term, which expires at the Annual Meeting. The Company thanks Ms. McCarthy for her commitment and service to the Company.
Mr. Clifton has been nominated for election as a Class III director by the Board of Directors, upon the recommendation of the Nominating and Governance Committee. In order to rebalance the Board classes upon the expiration of Ms. McCarthy’s term, the Board of Directors (1) determined that one of the Company’s directors should be reclassified from Class I (with a term expiring at the Company’s 2026 Annual Meeting of Stockholders) to Class III (standing for election at the Annual Meeting) and (2) upon recommendation of the Nominating and Corporate Governance Committee, nominated Ray Johnson, a current Class I director, to stand for election as a Class III director at the Annual Meeting. Mr. Johnson will resign as a Class I director contingent on his election as a Class III director of the Board of Directors at the Annual Meeting. Effective immediately following the election of Class III directors at the Annual Meeting, the size of the board will be reduced and consist of six directors.
Two Class III directors are to be elected at the Annual Meeting to serve until the 2028 Annual Meeting of Stockholders, or until their successors are duly elected and qualified. Each nominee named below is currently serving as a director and, if elected, each has consented to serve for the new term. If any nominee becomes unable to serve as a director, an event currently not anticipated, the persons named as proxies in the enclosed proxy card intend to vote for a nominee selected by the present Board of Directors to fill the vacancy. Vacancies on the Board of Directors may be filled only by persons elected by a majority of the remaining directors, unless the Board of Directors determines by resolution that any such vacancies shall be filled by the stockholders. A director elected by the Board of Directors to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class or until the director’s successor is duly elected and qualified or the director’s earlier death, resignation or removal. There are currently no vacancies on the Board of Directors.
Each member of our Board of Directors, except Dr. Subodh Kulkarni and Thomas J. Iannotti, were initially elected to our Board of Directors in connection with a series of transactions (the “Business Combination”) on March 2, 2022 (the “Closing Date”), in which we consummated the transactions contemplated by that certain Agreement and Plan of Merger dated as of October 6, 2021, as amended on December 23, 2021 and January 10, 2022 (as amended, the “Merger Agreement”), by and among Supernova Partners Acquisition Company II, Ltd. (“Supernova”), Supernova Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of Supernova (“First Merger Sub”), Supernova Romeo Merger Sub, LLC, a Delaware limited liability company and a direct wholly owned subsidiary of Supernova (“Second Merger Sub”), and Rigetti Holdings, Inc., a Delaware corporation (“Legacy Rigetti”).
The biographies below under “Information Regarding Director Nominees and Current Directors” include information, as of the date of this proxy statement, regarding the specific and particular experience, qualifications, attributes or skills of each director nominee that led the Nominating and Corporate Governance Committee to believe that each nominee should continue to serve on the Board of Directors. If you elect the nominees listed above, they will each hold office until the 2028 Annual Meeting of Stockholders or until each of their successors has been duly elected and qualified, or, if sooner, until the director’s death, resignation or removal. Both nominees are currently serving on our Board of Directors and have consented to being named in this proxy statement and to serve if elected. If any of these nominees ceases to be a candidate for election by the time of the Annual Meeting (a contingency which the Board of Directors does not expect to occur), such proxies may be voted by the proxyholders in accordance with the recommendation of the Board of Directors.
Our Recommendation
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR
THE ELECTION OF EACH OF MICHAEL CLIFTON AND RAY JOHNSON AS A CLASS III
DIRECTOR. (PROPOSAL 1 ON YOUR NOTICE OF INTERNET AVAILABILITY)

BOARD AND CORPORATE GOVERNANCE MATTERS
INFORMATION REGARDING THE DIRECTOR NOMINEES AND CURRENT DIRECTORS
The following table sets forth, for the Class III nominees and our other directors whose terms will continue after the Annual Meeting, their ages and position or office held with us as of the date of this proxy statement:
Name	Age	Position	Director Since
Class I directors continuing in office until the 2026 Annual Meeting of Stockholders
Subodh Kulkarni	60	President & Chief Executive Officer and Director	2022
H. Gail Sandford	62	Director	2022

Class II directors continuing in office until the 2027 Annual Meeting of Stockholders
Alissa M. Fitzgerald	55	Director	2022
Thomas J. Iannotti	68	Director, Chairman of the Board	2023

Class III director nominees for election at the 2025 Annual Meeting of Stockholders
Michael Clifton	45	Director	2022
Ray Johnson	69	Director	2022
Set forth below is biographical information for the director nominees and each person whose term of office as a director will continue after the Annual Meeting. This includes information regarding each director’s experience, qualifications, attributes or skills that led our Board of Directors to recommend them for service as a member of the Board of Directors.
Nominees for Election at the 2025 Annual Meeting of Stockholders
Michael Clifton. Mr. Clifton has served as a member of the Board of Directors since March 2022. Mr. Clifton currently serves as a Partner at Falfurrias Management Partners, where he helps lead Falfurrias Growth Partners, a technology- focused private equity fund, a position he has held since September 2022. He served as a director and Chief Financial Officer of Supernova Partners Acquisition Company III Ltd. from March 2021 until March 2023 and April 2023, respectively; as a director and Chief Financial Officer of Supernova Partners Acquisition Company II, Ltd. from October 2020 until March 2022; and Chief Financial Officer of Supernova Partners Acquisition Company, Inc. from September 2020 until March 2021. Prior to that he was a senior investment professional at The Carlyle Group from 2010 to September 2020 as a member of its flagship U.S. Buyout team where he helped lead Carlyle’s investing activities in the technology and business services sectors. During his tenure with Carlyle, he worked on transactions involving companies in multiple sectors, including semiconductors. He has served on more than a dozen public and private boards. Over his career, Mr. Clifton has been involved in several leveraged buyouts (including taking public companies private), growth investments, and carve-outs. Additionally, Mr. Clifton has substantial public market experience and has helped lead the public and follow-on offerings for several companies. Prior to joining Carlyle, Mr. Clifton worked at two middle market private equity firms, as well as in the M&A group of Bank of America Securities. He earned a Bachelor of Arts, cum laude, in classics from Davidson College, and an MBA with High Distinction from the Harvard Business School where he was a Baker Scholar. The Nominating and Corporate Governance Committee of our Board of Directors and our Board of Directors believe Mr. Clifton is qualified to serve on the Board of Directors due to his corporate finance experience and experience investing in technology companies, including semiconductor businesses.

Ray Johnson. Dr. Johnson has served as a member of the Board of Directors since March 2022 and previously served as a member of the Legacy Rigetti Board of Directors from August 2019 until the consummation of the Business Combination. He has served as Operating Partner at Bessemer Venture Partners since July 2020, after joining Bessemer Venture Partners as an Executive In Residence in June 2015, and also served as Chief Executive Officer of the Technology Innovation Institute from August 2021 to May 2024. Prior to that, Dr. Johnson served as Senior Vice President and Chief Technology Officer of the Lockheed Martin Corporation from July 2006 to February 2015. He also served as Senior Vice President and Chief Operating Officer of Modern Technology Solutions, Inc. from June 2005 to July 2006 and as Senior Vice President and Business Unit General Manager at SAIC from January 1996 to June 2005. Dr. Johnson received a B.S. in electrical engineering from Oklahoma State University and a PhD. and M.S. in electrical engineering from the U.S. Air Force Institute of Technology. The Nominating and Corporate Governance Committee of our Board of Directors and our Board of Directors believe Dr. Johnson is qualified to serve as a member of the Board of Directors because of his integral involvement in the technology industry, generally, and management roles at global venture capital firms.
Directors Continuing in Office Until the 2026 Annual Meeting of Stockholders
Subodh Kulkarni. Dr. Subodh Kulkarni has served as President, Chief Executive Officer and director of Rigetti since December 2022. Dr. Kulkarni previously served as president, chief executive officer, and member of the Board of Directors of CyberOptics Corporation (“CyperOptics”), a developer and manufacturer of high precision sensors and inspection systems for the semiconductor and electronics industry. He held these roles from 2014 until CyberOptics was acquired by Nordson Corporation in November 2022. Prior to CyberOptics, Dr. Kulkarni was chief executive officer of Prism Computational Sciences, a developer of software tools for scientific and commercial applications in the semiconductor industry. Earlier in his career, he held additional leadership positions, including chief technology officer and senior vice president of OEM/Emerging business, global commercial business, R&D and manufacturing at Imation, a global scalable storage and data security company. Dr. Kulkarni began his career in research and management positions with 3M Corporation and IBM. He received his B.S. in chemical engineering from the Indian Institute of Technology, Mumbai, and later obtained a M.S. and Ph.D. in chemical engineering from MIT. Dr. Kulkarni currently serves on the Board of Directors of KeyTronic Corporation (NASDAQ: KTCC), a publicly traded electronics manufacturing services company, as well as chairman of the Board of Directors of Prism Computational Sciences. The Nominating and Corporate Governance Committee of our Board of Directors and our Board of Directors believe Dr. Kulkarni is well qualified to serve on our Board of Directors because of his prior leadership and officer positions at technology and software companies.
H. Gail Sandford. Ms. Sandford, NACD.DC, has served as a member of the Board of Directors since March 2022. Ms. Sandford previously held the position of Principal Director, Business Transformation Office at The Aerospace Corporation from March 2023 until April 2025. Prior to joining The Aerospace Corporation, Ms. Sandford served as Chief Operations Officer of Recros Medica, an aesthetic medical device startup from 2017 to April 2022, and as a Business Process Consultant at EcoSmart Solution form May 2022 to March 2023. Prior to EcoSmart Solution, Ms. Sandford served as Chief Operations Officer of PFMG Solar, a leading solar developer in the municipal and school market from 2011 to 2017. Previously, Ms. Sandford served as Vice President at SM&A, a publicly traded consulting firm specializing in business capture and program support services for clients serving the U.S. government, and as Director of Proprietary Programs at Boeing, where she led a program to deliver a novel classified space system. Ms. Sandford holds a B.S. in physics from North Georgia College, an M.S. in engineering from The George Washington University and an MBA from the University of Southern California. The Nominating and Corporate Governance Committee of our Board of Directors and our Board of Directors believe Ms. Sandford is qualified to serve on the Board of Directors due to her experience in managing large, complex technical programs and her significant government contract experience.

Directors Continuing in Office Until the 2027 Annual Meeting of Stockholders
Thomas J. Iannotti. Mr. Iannotti has been Chairman of the Board of Directors since October 2023. Mr. Iannotti served as Senior Vice President and General Manager, Enterprise Services, for Hewlett-Packard Company, a technology solutions provider to consumers, businesses and institutions globally, from 2009 until his retirement in 2011. Prior to that role, Mr. Iannotti held various executive positions at Hewlett-Packard, including Senior Vice President and Managing Director, Enterprise Business Group, Americas. Mr. Iannotti also worked at Digital Equipment Corporation, a vendor of computer systems and software, and at Compaq Computer Corporation, a supplier of personal computing systems, following its acquisition of Digital Equipment Corporation. Mr. Iannotti has served as Chairman of the Board of Applied Materials (NASDAQ: AMAT), a multi-billion publicly traded company that produces semiconductor fabrication equipment, since 2005, and previously served as Chairman of the Board of Atento S.A. The Nominating and Corporate Governance Committee of our Board of Directors and our Board of Directors believe Mr. Iannotti is qualified to serve as a member of the Board of Directors because of his extensive experience as a chairman of the board of a large publicly traded company in the semiconductor industry and his extensive leadership experience at global firms where he gained expertise in service management, offerings for technology companies, and operational processes.
Alissa M. Fitzgerald. Dr. Fitzgerald has served as a member of the Board of Directors since March 2022 and previously served as a member of the Legacy Rigetti Board of Directors from April 2018 until the consummation of the Business Combination. She has also served as the Chief Executive Officer and Managing Member of A.M. Fitzgerald & Associates, LLC, a product development firm for micro electromechanical systems (MEMS) and silicon-based technologies since 2003. She had previously worked in engineering or management positions at several technology companies, including Orbital Sciences Corporation and the Jet Propulsion Laboratory. She served as a member of the SEMI MEMS Standards Committee from 2015 to 2025, on the Board of Directors of Transducer Research Foundation from 2016 to 2024 and on the Board of Directors for the MEMS Industry Group (MIG) from 2008 to 2014. Dr. Fitzgerald received a Ph.D. in aeronautics and astronautics from Stanford University and an M.S. and B.S. in aeronautics and astronautics from the Massachusetts Institute of Technology. The Nominating and Corporate Governance Committee of our Board of Directors and our Board of Directors believe Dr. Fitzgerald is qualified to serve as a member of the Board of Directors because of her extensive experience as a senior executive and substantial knowledge in semiconductor and electronics technology.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Independence of the Board of Directors
Under the Nasdaq listing standards, a majority of the members of our Board of Directors must qualify as “independent,” as affirmatively determined by our Board of Directors.
Based on information provided by each director concerning his or her background, employment and affiliations, the Board of Directors has determined that none of our directors, other than Dr. Kulkarni, has any relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and affirmatively determined that each of Thomas J. Iannotti, Michael Clifton, Alissa M. Fitzgerald, Ray O. Johnson, Cathy McCarthy and H. Gail Sandford, is “independent” as that term is defined under the Nasdaq listing standards. The Board of Directors also determined that each member of our Audit, Compensation and Nominating and Corporate Governance Committees satisfies the independence standards for such committees established by the SEC and the Nasdaq listing standards, as applicable.
No Family Relationships
There are no family relationships between any of our executive officers, directors or director nominees.
Board of Directors Leadership Structure
Our Board of Directors has an independent chairman, Mr. Thomas J. Iannotti, who has authority, among other things, to call and preside over board meetings, including meetings of the independent directors, to set meeting agendas and to determine materials to be distributed to the Board of Directors. Accordingly, the Chairman of the Board of Directors has substantial ability to shape the work of the Board of Directors. We believe that separation of the positions of Chairman and Chief Executive Officer reinforces the independence of the Board of Directors in its oversight of the business and affairs of the Company. In addition, we believe that having an independent Chairman creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of the Board of Directors to monitor whether management’s actions are in the best interests of the Company and its shareholders. As a result, we believe that having an independent Chairman can enhance the effectiveness of the Board of Directors as a whole.
Role of the Board of Directors in Risk Oversight
One of the key functions of the Board of Directors is informed oversight of our risk management process. In particular, our Board of Directors is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for our company. The Board of Directors administers this oversight function directly through the Board of Directors as a whole, as well as through various standing committees of the Board of Directors that address risks inherent in their respective areas of oversight. Our Board of Directors and its committees consider specific risk topics, including risks associated with our strategic plan, business operations, capital structure, information technology, data privacy and cyber security. It is the responsibility of the committee chairs to report findings regarding material risk exposures to the Board of Directors.
Our audit committee has the responsibility to consider and discuss with management and the auditors, as appropriate, our guidelines and policies with respect to financial risk management and financial risk assessment, including our financial risk exposures and the steps our management takes to monitor and control such exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. Our audit committee also monitors compliance with legal and regulatory requirements. Areas of focus for the audit committee include policies and other matters relating to our investments, cash management, financial risk exposures, the adequacy and effectiveness of our information security policies and practices in addition to oversight of our cybersecurity risk management processes, including through its subcommittee focused on cybersecurity. Our compensation committee assesses and monitors whether any of our compensation plans, policies and programs comply with applicable legal and regulatory requirements and have the potential to encourage excessive risk-taking, including risks related to executive compensation and overall compensation and benefit strategies, plans, arrangements, practices and policies. Our nominating and corporate governance committee oversees and reviews with management any major legal compliance risk exposures and the steps management has taken to monitor or mitigate such exposures and monitors the effectiveness of our corporate governance structure, including whether it is successful in preventing illegal or improper liability-creating conduct.
In connection with its reviews of the operations and corporate functions of our company, our Board of Directors addresses the primary risks associated with those operations and corporate functions. In addition, our Board of Directors reviews the risks associated with our company’s business strategies periodically throughout the year as part of its consideration of undertaking any such business strategies. While the Board of Directors and its committees oversee risk management strategy, management is responsible for implementing and supervising day-to-day risk management processes and reporting to the Board of Directors and its committees on such matters.
Meetings of the Board of Directors and its Committees
The Board of Directors met six times during the fiscal year ended December 31, 2024. Each member of the Board of Directors attended 75% or more of the aggregate number of meetings of the Board of Directors and of the committees on which he or she served, held during the portion of the last fiscal year for which he or she was a director or committee member.
Consistent with applicable Nasdaq listing standards, during the fiscal year ended December 31, 2024, our non- management directors met four times in executive sessions at which only non-management directors were present.
We encourage our directors and director nominees to attend our annual meetings of stockholders. In 2024, all of our directors attended the annual meeting of stockholders.

Information Regarding Committees of the Board of Directors
The Board of Directors has three standing committees: an audit committee, a compensation committee and a nominating and corporate governance committee. The following table provides membership and meeting information for the fiscal year ended December 31, 2024 for each of the committees:
Name	Audit	Compensation	Nominating and Corporate Governance
Thomas J. Iannotti1		X
Subodh Kulkarni
Alissa M. Fitzgerald	X		X
Ray Johnson		X
David Cowan2
Cathy McCarthy3	X*
H. Gail Sandford4	X		X*
Michael Clifton5	X	X*
Total meetings in 2024	4	4	4

*
Committee Chairperson

1
Thomas J. Iannotti has served as the Chairman and a member of the Board of Directors since October 31, 2023, and served on the audit and compensation committees from November 2023. Mr. Iannotti stepped down from the audit committee in February 2024. He continues to serve on the compensation committee.

2
David Cowan did not stand for re-election to the Board of Directors upon the completion of his term, which expired at the Company’s Annual Meeting in June 2024. He previously served on the Nominating and Corporate Governance Committee.

3
Cathy McCarthy has served as the Chairperson of the audit committee since March 2022.

4
H. Gail Sandford served on the audit committee until November 2023, and was subsequently reappointed to the audit committee in February 2024.

5
Michael Clifton, currently a member of the audit committee, will become the chair of the audit committee upon completion of Ms. McCarthy’s term at the Annual Meeting.

The Board of Directors has adopted a written charter for each of its three standing committees. Copies of the charters for each committee are available on the investor relations portion of our website (https://investors.rigetti.com/).
Below is a description of each committee of the Board of Directors.
Audit Committee
The audit committee currently consists of Cathy McCarthy, H. Gail Sandford, Alissa M. Fitzgerald and Michael Clifton, each of whom the Board of Directors has determined satisfies the independence requirements for audit committee service under Nasdaq listing standards and Rule 10A-3(b)(1) of the Exchange Act. The chair of the audit committee is Ms. McCarthy. Following the expiration of Ms. McCarthy’s term at the Annual Meeting, Mr. Clifton will become the chair of the audit committee. From November 2023 until February 2024, Mr. Iannotti served as a member of the audit committee, and the Board of Directors had also determined that Mr. Iannotti satisfied the independence requirements for audit committee service under Nasdaq listing standards and Rule 10A-3(b)(1) of the Exchange Act. The Board of Directors has determined that each of Ms. McCarthy and Mr. Clifton is an “audit committee financial expert” within the meaning of SEC regulations. Each member of the audit committee can read and understand fundamental financial statements in accordance with applicable requirements. In arriving at these determinations, the Board of Directors examined each audit committee member’s scope of experience and the nature of their employment.

The primary purpose of the audit committee is to discharge the responsibilities of the Board of Directors with respect to the corporate accounting and financial reporting processes, systems of internal control and financial statement audits, and to oversee the independent registered public accounting firm. Specific responsibilities of the audit committee include:
•
overseeing our accounting and financial reporting processes, systems of internal control, financial statement audits and the integrity of our financial statements;

•
managing the selection, engagement terms, fees, qualifications, independence, and performance of the registered public accounting firms engaged as our independent outside auditors for the purpose of preparing or issuing an audit report or performing audit services (the “Auditors”);

•
maintaining and fostering an open avenue of communication with our management, internal audit group (if any) and Auditors;

•
reviewing any reports or disclosures required by applicable law and stock exchange listing requirements;

•
overseeing the design, implementation, organization and performance of our internal audit function (if any);

•
helping our Board of Directors oversee our legal and regulatory compliance, including risk assessment;

•
overseeing our technology security and data privacy programs, including through its cybersecurity sub-committee;

•
preparing the audit committee report required by the SEC to be included in our annual proxy statement; and

•
providing regular reports and information to the Board of Directors.

Report of the Audit Committee of the Board of Directors
The material in this report is not “soliciting material,” is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2024 with management of the Company. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for filing with the SEC.
Rigetti Computing, Inc.
Audit Committee
Cathy McCarthy (Chair)
Alissa M. Fitzgerald
Michael Clifton
H. Gail Sandford

Compensation Committee
The compensation committee of our Board of Directors consists of Ray Johnson, Thomas J. Iannotti and Michael Clifton. The chair of the compensation committee is Mr. Clifton. The Board of Directors has determined that each member of the compensation committee is independent under the Nasdaq listing standards and Rule 10C-1 of the Exchange Act, and a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act.
The primary purpose of the compensation committee is to discharge the responsibilities of the Board of Directors in overseeing the compensation policies, plans and programs and to review and determine the compensation to be paid to executive officers, directors and other senior management, as appropriate. Specific responsibilities of the compensation committee include:
•
reviewing and determining the compensation to be paid to our directors, executive officers and other senior management, as appropriate;

•
helping the Board of Directors oversee our compensation policies, plans and programs with a goal to attract, incentivize, retain and reward top quality executive management and employees;

•
when required, reviewing and discussing with management our compensation disclosures in our annual reports, registration statements, proxy statements or information statements filed with the SEC;

•
when required, preparing and reviewing the compensation committee report on executive compensation for our annual proxy statements, as applicable; and

•
reviewing and ensuring our talent management strategies are aligned to best practices and ensure we attract, retain and develop top talent.

Compensation Committee Processes and Procedures
The compensation committee generally meets quarterly and with greater frequency if necessary. The compensation committee also acts periodically by unanimous written consent in lieu of a formal meeting. The agenda for each meeting is usually developed by the chairperson of the compensation committee, in consultation with management. The compensation committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the compensation committee to make presentations, to provide financial or other background information or advice or to otherwise participate in compensation committee meetings. Our Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the compensation committee regarding his compensation.
The charter of the compensation committee grants the compensation committee full access to all books, records, facilities and personnel of Rigetti. In addition, under the charter, the compensation committee has the authority to obtain, at our expense, advice and assistance from compensation consultants and internal and external legal, accounting or other advisors and other external resources that the compensation committee considers necessary or appropriate in the performance of its duties. The compensation committee has direct responsibility for the oversight of the work of any consultants or advisers engaged for the purpose of advising the compensation committee. In particular, the compensation committee has the authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms.
The Chairperson of the compensation committee shall have the delegated authority to act on behalf of the compensation committee in connection with the approval of the retention of compensation consultants and outside service providers and advisors (including negotiation and execution of their engagement letters), and as may otherwise be determined by the compensation committee. The compensation committee also may form subcommittees consisting of one or more of its members for any purpose that the compensation committee deems appropriate and may delegate to such subcommittee such power and authority of the compensation committee as the compensation committee deems appropriate; provided, however, that when appropriate to satisfy the requirements of Section 16b-3 of the Exchange Act, any such subcommittee shall be composed solely of two or more members that have been determined to be “Non-Employee Directors” within the meaning of Rule 16b-3 under the Exchange Act. By delegating an issue to the Chairperson or a subcommittee, the compensation committee does not surrender any authority over that issue. Although the compensation committee may act on any issue that has been delegated to the Chairperson or a subcommittee, doing so will not limit or restrict future action by the Chairperson or subcommittee on any matters delegated to it. The compensation committee may delegate to one or more officers of the Company the authority to make grants and awards of cash or options or other equity securities to any non-executive officer (as defined below) of the Company under the Company’s incentive-compensation or other equity- based plans as the compensation committee deems appropriate and in accordance with the terms of such plan; provided that such delegation is in compliance with the plan and the laws of the state of the Company’s jurisdiction. In the event of such delegation, at each meeting of the compensation committee, the delegated officer(s) shall report to the compensation committee the awards made since the prior meeting.
In 2024 and 2023, the compensation committee engaged Compensia, Inc. (“Compensia”) as an independent compensation consultant to evaluate the efficacy and design of the Company’s existing compensation strategy and practices in supporting and reinforcing the Company’s long-term strategic goals and to assist in refining the Company’s compensation strategy and in developing and implementing an executive compensation program to execute that strategy as well as the Company’s director compensation program.
As part of its engagement, Compensia was requested by the compensation committee to develop a comparative group of companies and to perform analyses of competitive performance and compensation levels for that group. Compensia ultimately developed recommendations that were presented to the compensation committee for its consideration.
The compensation committee continued to engage Compensia in 2024 to provide advice with respect to the design of our director, executive officer and employee compensation programs as well as the compensation of each of our executive officers. The compensation committee has analyzed whether the work of Compensia as its compensation consultant raised any conflict of interest, considering relevant factors in the applicable rules, and determined that its work did not raise any conflict of interest.
For executives other than our Chief Executive Officer, the compensation committee solicits and considers evaluations and recommendations submitted to the committee by our Chief Executive Officer. The evaluation of our Chief Executive Officer’s performance is conducted by the compensation committee, which determines any adjustments to his compensation as well as awards to be granted. For all executives and directors, as part of its deliberations, the compensation committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, tax and accounting information, total compensation that may become payable to executives in various hypothetical scenarios, executive and director stock ownership information, company stock performance data, analyses of historical executive compensation levels and current company-wide compensation levels and recommendations of the compensation committee’s compensation consultant, including analyses of executive and director compensation paid at other companies identified by the consultant.
For fiscal years 2023 and 2024, our compensation committee established an annual performance-based cash bonus program, pursuant to which executive officers may earn annual bonuses based upon specified corporate performance objectives. See “Narrative Disclosure to Summary Compensation Table—2024 Non-Equity Incentive Plan Compensation” for a description of our performance-based cash bonus program.
Nominating and Corporate Governance Committee
The nominating and corporate governance committee consists of Alissa M. Fitzgerald and H. Gail Sandford. The chair of the nominating and corporate governance committee is Ms. Sandford. The Board of Directors has determined that each member of the nominating and corporate governance committee is independent under the Nasdaq listing standards.

Specific responsibilities of the nominating and corporate governance committee include:
•
helping the Board of Directors oversee our corporate governance functions and developing, updating as necessary and recommending to the Board of Directors the governance principles applicable to Rigetti;

•
identifying, evaluating and recommending and communicating with candidates qualified to become Board of Directors members or nominees for directors of the Board of Directors consistent with criteria approved by the Board of Directors;

•
making other recommendations to the Board of Directors relating to the directors of Rigetti; and

•
overseeing and approving the management continuity planning process, including reviewing and evaluating succession plans relating to the Chief Executive Officer and other executive officer positions.

The nominating and corporate governance committee believes that candidates for director should have certain minimum qualifications, including the highest personal integrity and ethics, the ability to read and understand basic financial statements and being older than 21. The nominating and corporate governance committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to our affairs, demonstrated excellence in his or her field, having the ability to exercise sound business judgment, experience as a Board of Directors member or executive officer of another publicly held company, having a varied perspective and professional experience, having the commitment to rigorously represent the long-term interests of our stockholders, having the interest and ability to understand the sometimes conflicting interests of the various constituencies of our company, and to act in the interests of our stockholders, and should not have, nor appear to have, a conflict of interest that would impair the nominee’s ability to represent the interests of our stockholders and to fulfill the responsibilities of a director. These qualifications may be modified from time to time. Candidates for director nominees are reviewed in the context of the current composition of the Board of Directors, our operating requirements and the long- term interests of our stockholders. In conducting this assessment, the nominating and corporate governance committee typically considers personal and professional background, skills and other factors as it deems appropriate, given the current needs of the Board of Directors and our business, to maintain a balance of knowledge, experience and capability.
In the case of incumbent directors whose terms of office are set to expire, the nominating and corporate governance committee reviews these directors’ overall service to Rigetti during their terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence. In the case of incumbent directors and new director candidates, our nominating and corporate governance committee also evaluates whether the nominee is independent for Nasdaq purposes, based upon applicable Nasdaq listing standards, and applicable SEC rules and regulations. In identifying director candidates, our nominating and corporate governance committee may seek referrals from other members of the Board of Directors, management, stockholders and other sources. Our nominating and corporate governance committee may, but need not, retain a third-party search firm to assist in identifying director candidates. Our nominating and corporate governance committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of our Board of Directors. Our nominating and corporate governance committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to our Board of Directors.
In 2025, our nominating and corporate governance committee evaluated the qualifications of Michael Clifton and Ray Johnson in accordance with the criteria described above. Our Board of Directors believes that its current membership, including Mr. Clifton and Mr. Johnson, the directors nominated for re-election as Class III directors at the Annual Meeting, provides an appropriate balance of knowledge, experience and capability given the current needs of the Board of Directors and our business.

Communications with Our Board of Directors
We have adopted a written policy for stockholder communications with our Board of Directors. Our relationship with our stockholders is an important part of our corporate governance program. Engaging with stockholders helps us to understand how they view us, to set goals and expectations for our performance, and to identify emerging issues that may affect our strategies, corporate governance, compensation practices or other aspects of our operations. Our stockholder and investor outreach includes analyst meetings, investor conferences and meetings with stockholders. We also communicate with stockholders and other stakeholders through various media, including our annual report and SEC filings, news releases and our website. Our webcasts for quarterly earnings releases are open to all. These webcasts are available in real time and are archived on our website for a period of time.
Our nominating and corporate governance committee will consider stockholder recommendations of director candidates, so long as they comply with applicable law and the notice procedures for nominations of director candidates set forth in our Bylaws, which procedures are summarized below and will review the qualifications of any such candidate in accordance with the criteria described in the two preceding paragraphs. Stockholders who wish to recommend individuals for consideration by our nominating and corporate governance committee to become nominees for election to our Board of Directors should do so by delivering a written recommendation to our nominating and corporate governance committee at 775 Heinz Avenue, Berkeley, CA 94710, Attention: Corporate Secretary. See “When are stockholder proposals and director nominations due for next year’s annual meeting?” for information regarding the requirements for submitting any such recommendation. For additional information about our director nomination requirements, please see our Bylaws.
Stockholders wishing to communicate with our Board of Directors or an individual director may send a written communication to the Board or such director c/o Rigetti Computing, Inc., 775 Heinz Avenue, Berkeley, CA 94710, Attn: Corporate Secretary. Each communication must set forth:(i) the name and address of the stockholder on whose behalf the communication is sent; and (ii) the number and class of shares of the Company that are owned beneficially by such stockholder as of the date of the communication. The Corporate Secretary will review each communication. The Corporate Secretary will forward such communication to the Board or to any individual director to whom the communication is addressed unless the communication contains advertisements or solicitations or is unduly hostile, threatening or similarly inappropriate, in which case the Corporate Secretary shall discard the communication.
Code of Business Conduct and Ethics
The Board of Directors has adopted a Code of Business Conduct and Ethics (the “Code of Conduct”) applicable to all of our employees, officers and directors. The Code of Conduct is available at the investors section of our website at https://investors.rigetti.com/corporate-governance/overview. Any amendments to the Code of Conduct, or any waivers of its requirements, are expected to be disclosed on our website at the above location to the extent required by applicable rules and exchange requirements, including in order to satisfy Item 5.05 of Form 8-K. The reference to our website address here and elsewhere in this proxy statement does not constitute incorporation by reference of the information contained at or available through our website.
Corporate Governance Guidelines
Our Board of Directors has adopted the Rigetti Computing, Inc. Corporate Governance Guidelines for the conduct and operation of the Board of Directors in order to give directors a framework for effectively pursuing our objectives for the benefit of our stockholders. The Corporate Governance Guidelines set forth the practices the Board of Directors intends to follow with respect to Board of Directors composition and selection, Board of Directors meetings and involvement of senior management, Chief Executive Officer performance evaluation and management succession planning and Board of Directors committees and compensation. The Corporate Governance Guidelines are available in the investors section of our website at https://investors.rigetti.com/corporate-governance/overview.

Insider Trading and Hedging Policy
Our Board of Directors has adopted an insider trading policy governing the purchase, sale and/or other dispositions of our securities by our directors, officers and employees that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations, and any applicable listing standards. A copy of our insider trading policy is filed as Exhibit 19 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024. Our insider trading policy also prohibits hedging or monetization transactions with respect to our securities, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars, and exchange funds. In addition, our insider trading policy prohibits trading in derivative securities related to our securities, which include publicly traded call and put options, engaging in short selling of our securities, purchasing our securities on margin or holding it in a margin account and pledging our shares as collateral for a loan.
Incentive Compensation Recoupment Policy
The compensation committee has adopted an Incentive Compensation Recoupment Policy (the “Clawback Policy”) for recoupment of incentive compensation in accordance with SEC requirements and Nasdaq listing standards. The Clawback Policy provides for the repayment of any incentive compensation paid to our current or former executive officers (“Covered Officers”), where the payments were granted, earned or vested in whole or in part on the attainment of a financial reporting measure and the Company is being required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under applicable securities laws. The Clawback Policy applies to incentive compensation received by a covered officer on or after October 2, 2023.
Policies and Practices Related to the Grant of Certain Equity Awards
We do not have any formal written policy that requires us to grant, or avoid granting, equity-based compensation to our executive officers and directors at certain times. In all cases, the timing of grants of equity awards, including stock options and RSUs, occurs independent of the release of any material nonpublic information, and we do not time the disclosure of material nonpublic information for the purpose of affecting the value of equity-based compensation. It is our practice to grant equity awards, including stock options and RSUs, to employees during open trading windows.
The following table presents information regarding stock options issued to certain of our named executive officers in 2024 during any period beginning four business days before the filing of a periodic report or current report disclosing material non-public information and ending one business day after the filing or furnishing of such report with the SEC.
Name	Grant Date	Number of Securities Underlying the Award	Exercise Price of the Award	Grant Date Fair Value of the Award
Percentage Change in the
Closing Market Price of the
Securities Underlying the
Award Between the Trading
Day Ending Immediately
Prior to the Disclosure of
Material Nonpublic
Information and the
Trading Day Beginning
Immediately Following the
Disclosure of Material
Nonpublic Information

Jeffrey Bertelsen (1)	3/18/2024	500,000	$2.03	$867,500	2.53%

(1)
Represents a stock option award. One-forty-eighth (1/48th) of these stock options (rounded down, except for the final scheduled vesting installment) vest and become exercisable on the 20th day of each calendar month commencing in April 2024, subject to the Mr. Bertelsen’s continuous service with the Company through each such vesting date.

PROPOSAL 2
RATIFICATION OF BDO USA, P.C. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025
The Audit Committee of our Board of Directors has appointed BDO USA, P.C. (“BDO”) as our independent registered public accounting firm for the fiscal year ending December 31, 2025 and has further recommended that our Board of Directors direct management to submit the appointment of its independent registered public accounting firm for ratification by the stockholders at the Annual Meeting and recommend that stockholders vote for such ratification. BDO USA, P.C. has audited our financial statements since 2021. Representatives of BDO are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Neither our Bylaws nor other governing documents or law require stockholders’ ratification of the appointment of BDO as our independent registered public accounting firm. However, the Board of Directors is submitting the appointment of BDO to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the Audit Committee of our Board of Directors will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee of our Board of Directors in its discretion may appoint different independent auditors at any time during the year if they determine that such a change would be in the best interests of Rigetti and our stockholders.
Principal Accountant Fees and Services
The following tables present the aggregate fees billed by BDO for the fiscal years ended December 31, 2024 and 2023.
	Fiscal Year
	2024	2023
Audit fees(1)	$811,897	$887,360
Audit-related fees	—	—
Tax fees	—	—
All other fees	—	—
Total fees	$811,897	$887,360

(1)
Audit fees in each of 2024 and 2023 consisted of fees billed for professional services rendered for the audits of Rigetti’s consolidated financial statements, reviews of the interim condensed consolidated financial statements, and audit services provided in connection with other regulatory filings and offerings, and related financings.

All fees were pre-approved by our audit committee.
Pre-Approval Policies and Procedures
We have adopted a written policy and procedures for the pre-approval of audit and non-audit services rendered by the Company’s independent registered public accounting firm. Our audit committee (or its delegate) pre-approves all audit and all permitted non-audit services provided by BDO before it is engaged by us to render services to ensure that the provision of these services does not impair the auditor’s independence. These non-audit services may include audit-related services, tax services, and other non-audit services.
The pre-approval requirement set forth above does not apply with respect to any permissible non-audit services if:
•
all such services do not, in the aggregate, amount to more than 5% of the total fees paid by us to BDO during the fiscal year in which the services are provided;

•
such services were not recognized as non-audit services at the time of the relevant engagement; and

•
such services are promptly brought to the attention of and approved by the audit committee (or its delegate) prior to the completion of the annual audit.

The audit committee elected to delegate pre-approval authority to the chair of the audit committee to approve any one or more individual permitted non-audit services, with any pre-approval granted by the chair of the audit committee to be reported at the next meeting of the audit committee.
Our Recommendation
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
THE RATIFICATION OF BDO USA, P.C.
AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE
FISCAL YEAR ENDING
DECEMBER 31, 2025.
(PROPOSAL 2 ON YOUR NOTICE OF INTERNET AVAILABILITY)

EXECUTIVE OFFICERS
The following table sets forth, for our executive officers, their ages and position held with us as of the date of this proxy statement :
Name	Age	Principal Position
Subodh Kulkarni	60	President, Chief Executive Officer and Director
Jeffrey Bertelsen	62	Chief Financial Officer
David Rivas	64	Chief Technology Officer
Subodh Kulkarni. Dr. Subodh Kulkarni has served as President, Chief Executive Officer and director of Rigetti since December 2022. Please refer to the “Board and Corporate Governance Matters – Information Regarding the Director Nominees and Current Directors – Directors Continuing in Office Until the 2026 Annual Meeting of Stockholders” section of this Proxy Statement above for Dr. Kulkarni’s biographical information.
Jeffrey Bertelsen. Mr. Bertelsen has served as our Chief Financial Officer since February 2023. Mr. Bertelsen was most recently Chief Financial Officer and Chief Operating Officer of CyberOptics Corporation, a developer and manufacturer of high precision sensors and inspection systems for the semiconductor and electronics industry, until November 2022. Mr. Bertelsen joined CyberOptics as Vice President—Finance and Chief Financial Officer in 2005. In February 2014, Mr. Bertelsen was appointed Chief Operating Officer of CyberOptics and also retained his positions as Vice President—Finance and Chief Financial Officer. Mr. Bertelsen was also appointed Secretary of CyberOptics in February 2016. Before joining CyberOptics, Mr. Bertelsen held various positions with Computer Network Technology Corporation, a provider of storage networking equipment and solutions (“CNT”), as Vice President, Finance, Corporate Controller and Treasurer and Assistant Secretary. Prior to joining CNT, Mr. Bertelsen was a Certified Public Accountant with KPMG LLP.
David Rivas. Mr. Rivas has served as our Chief Technology Officer since February 2023 and previously was Senior Vice President, Systems and Services at Rigetti since March 2019, where he oversaw the engineering and operations of Rigetti’s Quantum Cloud Services platform. Mr. Rivas served as Vice President Engineering at Bolt Threads from March 2017 until February 2018. He served as President and COO and later as CEO of Stage 3 Systems from 2013 to 2015. He held several roles at Nokia from 2007 to 2012, including Vice President, Emerging Products and Vice President, Product & Technology Management. From October 2003 until February 2006, he served as Chief Technology Officer - Client Systems Group at Sun Microsystems. He holds a B.S. and M.S. in electrical and computer engineering, both from the University of California, San Diego.

EXECUTIVE AND DIRECTOR COMPENSATION
Emerging Growth Company Status
We qualify as an “emerging growth company” under the Jumpstart Our Business Startups Act of 2012. As a result, we are permitted to and rely on exemptions from certain disclosure requirements that are applicable to other companies that are not emerging growth companies. Accordingly, we have included compensation information for only our principal executive officer and our two next most highly compensated executive officers serving at fiscal year-end and have not included a compensation discussion and analysis of our executive compensation programs or tabular compensation information other than the Summary Compensation Table and the Outstanding Equity Awards table. In addition, for so long as we are an emerging growth company, we will not be required to submit certain executive compensation matters to our stockholders for advisory votes, such as “say-on-pay” and “say-on-frequency” of say-on-pay votes.
We will remain an emerging growth company under the JOBS Act until the earliest of (a) December 31, 2026, (b) the last date of our fiscal year in which we have a total annual gross revenue of at least $1.235 billion, (c) the date on which we are deemed to be a “large accelerated filer” under the rules of the SEC with at least $700.0 million of outstanding securities held by non-affiliates or (d) the date on which we have issued more than $1.0 billion in non-convertible debt securities during the previous three years.
We are also a “smaller reporting company” as defined in the Exchange Act. We may continue to be a smaller reporting company even after we are no longer an emerging growth company. We may take advantage of certain of the scaled disclosures available to smaller reporting companies and will be able to take advantage of these scaled disclosures for so long as the market value of our voting and non-voting Common Stock held by non-affiliates is less than $250.0 million measured on the last business day of that year’s second fiscal quarter, or our annual revenue is less than $100.0 million during the most recently completed fiscal year and the market value of our voting and non-voting Common Stock held by non-affiliates is less than $700.0 million measured on the last business day of that year’s second fiscal quarter.
Executive Compensation
For the fiscal year ended December 31, 2024 (“fiscal year 2024”), our named executive officers were:
•
Dr. Subodh Kulkarni, President and Chief Executive Officer;

•
David Rivas, Chief Technology Officer; and

•
Jeffrey Bertelsen, Chief Financial Officer.

Summary Compensation Table
The following table sets forth information concerning the compensation awarded to, paid to or earned by our named executive officers for the fiscal years ended December 31, 2024 and December 31, 2023:
Name, Principal Position	Year	Salary(1) ($)	Bonus ($)	Stock Awards(2) ($)	Option Awards(3) ($)	Non-Equity Incentive Plan Compensation(4) ($)	All Other Compensation(5) ($)	Total ($)
Dr. Subodh Kulkarni	2024	614,250	—	—	1,186,800	459,900	261	2,261,211
President and Chief Executive Officer	2023	578,906	—	—	918,000	307,400	130,384	1,934,690
David Rivas	2024	362,250	—	1,015,000	—	135,844	261	1,513,355
Chief Technology Officer	2023	338,318	—	360,000	—	90,034	384	788,736
Jeffrey Bertelsen(6)	2024	315,000	—	—	867,500	118,125	261	1,300,886
Chief Financial Officer

(1)
Salary amounts represent actual amounts earned during the applicable fiscal year. See “Narrative Disclosure to Summary Compensation Table” below.

(2)
Amounts in this column reflect the aggregate grant date fair value of the restricted stock units (“RSUs”) granted to the named executive officer during fiscal years 2024 and 2023 computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC Topic 718”) for stock-based compensation transactions. Assumptions used in the calculation of these amounts are included in Note 13 to our audited financial statements included in the Annual Report on Form 10-K for the year ended December 31, 2024. These amounts do not reflect the actual economic value that may be realized by the named executive officer upon the vesting of the RSUs, or the sale of the Common Stock underlying such RSUs.

(3)
Amounts in this column reflect the aggregate grant date fair value of the option awards granted to the named executive officer during fiscal years 2024 and 2023 computed in accordance with ASC Topic 718 for stock-based compensation transactions. Assumptions used in the calculation of these amounts are included in Note 13 to our audited financial statements included in the Annual Report on Form 10-K for the year ended December 31, 2024. These amounts do not reflect the actual economic value that may be realized by the named executive officer upon the vesting of the stock options, the exercise of the stock options, or the sale of the Common Stock underlying such stock options.

(4)
See “—Narrative to Summary Compensation Table—Non-Equity Incentive Plan Compensation” below for a description of the material terms of the program for fiscal year 2024 pursuant to which this compensation was awarded. The amounts shown for 2024 and 2023 for non-equity incentive plan compensation represent amounts earned for the fiscal year presented, whether or not actually paid during such year.

(5)
Payments to our named executive officers in this column include the following: (i) for Dr. Kulkarni, a one-time $130,000 payment in 2023 for relocating to Berkeley, California in connection with his appointment as Chief Executive Officer and life insurance premiums in 2024 and 2023 of $261 and $384, respectively; (ii) for Mr. Rivas, life insurance premiums in 2024 and 2023 of $261 and $384, respectively; and (iii) for Mr. Bertelsen, life insurance premiums in 2024 of $261.

(6)
Mr. Bertelsen was not a named executive officer in 2023; therefore, his compensation for that year is not required to be reported.

Narrative Disclosure to Summary Compensation Table
Employment Arrangements with Named Executive Officers
Each of Dr. Kulkarni, Mr. Rivas and Mr. Bertelsen are at-will employees. Except as set forth below, as of the date of this proxy statement, we have not entered into any employment agreements or offer letters with our named executive officers.
Dr. Subodh Kulkarni
In December 2022, we entered into an executive employment agreement with Dr. Kulkarni pursuant to which he receives an annual base salary and is eligible to participate in the Company’s benefit plans and receive stock options, restricted stock, restricted stock units or other equity awards. Dr. Kulkarni is also eligible to receive an annual discretionary bonus, subject to review and adjustment by the Board of Directors or the compensation committee and the achievement of applicable performance targets and goals. Dr. Kulkarni also received a one-time relocation benefit in the gross amount of $130,000 in 2023, and is entitled to certain severance benefits as described below in “—Potential Payments Upon Termination or Change in Control.”
David Rivas
In March 2023, we entered into an amended and restated executive employment agreement with Mr. Rivas in connection with his promotion to Chief Technology Officer of the Company (from Senior Vice President, Systems and Services) on February 9, 2023. Pursuant to the amended and restated executive employment agreement, Mr. Rivas receives an annual base salary and is eligible to participate in the Company’s benefit plans and receive stock options, restricted stock, restricted stock units or other equity awards. Mr. Rivas is also eligible to receive an annual discretionary bonus, subject to review and adjustment by the Board of Directors or the compensation committee and the achievement of applicable performance targets and goals. Mr. Rivas is also entitled to certain severance benefits as described below in “—Potential Payments Upon Termination or Change in Control.”
Jeffrey Bertelsen
In February 2023, we entered into an executive employment agreement with Mr. Bertelsen pursuant to which he receives an annual base salary and is eligible to participate in the Company’s benefit plans and receive stock options, restricted stock, restricted stock units or other equity awards. Mr. Bertelsen is also eligible to receive an annual discretionary bonus, subject to review and adjustment by the Board of Directors or the compensation committee and the achievement of applicable performance targets and goals. Mr. Bertelsen is also entitled to certain severance benefits as described below in “—Potential Payments Upon Termination or Change in Control.”

Non-Equity Incentive Plan Compensation
Annual Performance-Based Cash Bonus Program
We have established an annual performance-based cash bonus program for our executive officers, including our named executive officers, and certain other key employees (the “Executive Bonus Plan”). The Executive Bonus Plan is funded based on the satisfaction of corporate performance objectives established by the compensation committee and the Board of Directors at the beginning of the year. Following the end of the year, the compensation committee in its discretion determines and certifies the Company’s performance against these goals and the resulting funding level of the Executive Bonus Plan. Each named executive officer and other key management employees have a target annual incentive opportunity, subject to annual review and adjustment, calculated as a percentage of annual base salary, and may earn more or less than the target amount based on our Company’s performance. For Mr. Rivas and Mr. Bertelsen, each of their executive employment agreements specifies that his annual cash bonus target shall be equal to 25% of his then-current base salary, subject to review and adjustment by the Company. For 2024, the Board of Directors approved an annual cash bonus target of 25% of his then-current base salary for each of Mr. Rivas and Mr. Bertelsen. Dr. Kulkarni’s employment agreement provided for an initial annual cash bonus target equal to $290,000, which was slightly less than 50% of his then base salary, subject to review and adjustment by the Company. For 2024, the Board of Directors approved an annual cash bonus target of slightly less than 50% of Dr. Kulkarni’s base salary for 2024. In determining the actual individual Executive Bonus Plan payouts, the compensation committee may also exercise its discretion to increase or reduce the bonuses actually paid under the Executive Bonus Plan above or below the level of attainment of our corporate performance objectives used to determine the funding of the Executive Bonus Plan.
However, in no event can aggregate payments under the Executive Bonus Plan exceed the amount by which the Executive Bonus Plan is funded. Per the Executive Bonus Plan, the bonus is funded based upon the product of (a) the participants’ bonus target percentage multiplied by their bonus year base pay and (b) the final payout rate calculated based upon achievement of the pre-specified goals.
2024 Performance Objectives
For fiscal year 2024, the Executive Bonus Plan provided that the Executive Bonus Plan pool would be funded based (i) 70% on the Company’s achievement of 84 qubit (84Q) median 2-qubit (2Q) fidelity improvements using industry standard measurement methods and (ii) 30% on the amount of new capital raised by the Company through debt, equity or other transactions from external sources during 2024, each as set forth in more detail below:
Median 2Q Fidelity at 84Q Goal (using industry standard measurement methods) – 70% weighting
•
Below 98.5% median 2-qubit fidelity at 84Q: no bonus amount is due;

•
99.5% and above median 2-qubit fidelity: 150% of target bonus is due (maximum);

Capital Raise Goal – 30% weighting
•
At or below $50 million raised: no bonus amount is due;

•
Above $100 million raised: 150% of target bonus is due (maximum);

For performance that falls between the levels set forth above, the achievement factor will be determined by linear extrapolation.

2024 Results of Performance Objectives
As of the end of fiscal year 2024, the Company achieved an 84 qubit median 2-qubit fidelity of 99.5% and raised more than $100 million of new capital. The Executive Bonus Plan pool was therefore funded at 150% of target.
The compensation committee determined to pay cash bonuses pursuant to the Executive Bonus Plan for 2024 to each of our named executive officers at the level of attainment of our corporate performance objectives used to determine the funding of the Executive Bonus Plan. Based on the compensation committee’s decisions, as described above, each of the named executive officers was paid an annual cash bonus for 2024 under the Executive Bonus Plan as follows:
Name	Base Salary	Target Bonus as a Percentage of Base Salary	Target Bonus Potential	Total Payout as a Percentage of Target	Total Payout
Subodh Kulkarni	$614,250	50%	$306,600	150%	$459,900
David Rivas	$362,250	25%	$90,563	150%	$135,844
Jeffrey Bertelsen	$315,000	25%	$78,750	150%	$118,125
Equity-Based Incentive Awards
Our equity award program is the primary vehicle for offering long-term incentives to our executives. We believe that equity awards provide our executive officers with a strong link to long-term performance, create an ownership culture and help to align the interests of Rigetti’s executive officers and stockholders. To date, we have historically granted stock options, both incentive stock options and non-statutory stock options, RSUs and stock awards to our executive officers. We believe that our equity awards are an important retention tool for our executive officers, as well as for our other employees. We grant equity awards broadly to our employees, including to our non-executive employees. The Board of Directors is responsible for approving equity grants.
All options are granted with an exercise price per share that is no less than the fair market value of our Common Stock on the date of grant.
Equity-Based Incentive Awards Granted in 2024
On November 15, 2024, Dr. Kulkarni was granted an option to purchase up to 1,000,000 shares of common stock with an exercise price of $1.41 per share, with 1/36th of these stock options vesting and becoming exercisable on the 15th day of each calendar month commencing on December 15, 2024, subject to Dr. Kulkarni’s continuous service through each vesting date.
On March 18, 2024, Mr. Rivas was granted an RSU for 500,000 shares of our Common Stock, with 1/24th of the RSUs vesting on the 20th day of each calendar month commencing on April 20, 2024, subject to Mr. Rivas’ continuous service through each such vesting date.
On March 18, 2024, Mr. Bertelsen was granted an option to purchase up to 500,00 shares of our Common Stock with an exercise price of $2.03 per share, with 1/48th of these stock options vesting and becoming exercisable on the 20th day of each calendar month commencing on April 20, 2024, subject to Mr. Bertelsen’s continuous service through each such vesting date.

Outstanding Equity Awards as of December 31, 2024
The following table presents information regarding outstanding equity awards held by our named executive officers as of December 31, 2024. All awards were granted pursuant to the Rigetti & Co, Inc. 2013 Equity Incentive Plan or the Rigetti Computing, Inc. 2022 Equity Incentive Plan.
		Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option Exercise Price ($)	Option Expiration Date	Number of shares or units that have not vested (#)	Market value of shares of units of stock that have not vested ($)(1)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive awards: Market or payout value of unearned shares, units or other rights that have not vested ($)(1)
Dr. Subodh Kulkarni	11/15/2024	27,777	972,223(2)	—	1.41	11/15/2034	—	—	—	—
	11/22/2023	361,111	638,889(3)	—	1.05	11/22/2033	—	—	—	—
	12/12/2022	831,250	418,750(4)	—	0.964	12/12/2032	—	—	—	—
	12/12/2022	—	—	500,000(5)	0.964	12/12/2032	—	—	—	—

David Rivas	5/22/2020	284,982(6)	—	—	0.272	5/21/2030	—	—	—	—
	4/3/2019	94,438(6)	—	—	0.272	4/3/2029	—	—	—	—
	1/28/2019	393(6)	—	—	0.272	1/29/2029	—	—	—	—
	1/28/2019	3,541(6)	—	—	0.272	1/29/2029	—	—	—	—
	3/18/2024	—	—	—	—	—	312,500(7)	4,768,750
	3/30/2023	—	—	—	—	—	—	—	300,000(12)	4,578,000
	6/10/2022	—	—	—	—	—	19,411(8)	296,212	—	—
	6/10/2022	—	—	—	—	—	13,913(9)	212,312	—	—
	1/25/2022	—	—	—	—	—	13,736(10)	209,611	—	—
	4/21/2021	—	—	—	—	—	11,711(11)	178,710	—

Jeffrey Bertelsen	3/18/2024	93,749	406,251(14)	—	2.03	3/18/2034	—	—	—	—
	3/30/2023	229,166	270,834(13)	—	0.60	3/30/2033	—	—	—	—

(1)
The market value of unvested shares is calculated by multiplying the number of unvested shares by the closing market price of our Common Stock on Nasdaq on December 31, 2024, the last trading day of fiscal year 2024, which was $15.26 per share.

(2)
1/36th of the shares subject to this option vests and becomes exercisable in equal monthly installments over a period of three years commencing December 15, 2024, subject to continuous service on each such date.

(3)
1/36th of the shares subject to this option vests and becomes exercisable in equal monthly installments over a period of three years commencing December 22, 2023, subject to continuous service on each such date.

(4)
One-third (1/3rd) of the shares subject to the option vest on December 12, 2023, and the remaining shares subject to the option shall vest in twenty-four (24) equal monthly installments thereafter, subject to Dr. Kulkarni’s continuous service through each such vesting date.

(5)
This option is subject to two vesting hurdles at $5 and $10 per share, with each hurdle price applying to 50% of the shares underlying the option granted. A hurdle is met when the Company’s closing trading stock price equals or exceeds the hurdle amount for any twenty (20) trading days during any consecutive thirty (30) trading day period. Both the $5.00 and $10.00 vesting conditions were satisfied in January 2025.

(6)
The shares subject to this option are fully vested and exercisable.

(7)
The RSU vests in 24 equal installments commencing on April 20, 2024, subject to continuous service on each such date.

(8)
The RSU vests as follows: (i) 50% in 12 equal monthly installments on the last day of each month commencing March 31, 2022 and (ii) 50% in 48 equal monthly installments on the last day of each month commencing March 31, 2022, subject to continuous service on each such date.

(9)
The RSU vests in 48 equal installments on the last day of each month commencing on March 31, 2022, subject to continuous service on each such date.

(10)
The RSU vests in 48 equal monthly installments on the last day of each month commencing on February 28, 2022, subject to continuous service on each such date.

(11)
The RSU vests in 48 equal installments commencing on May 21, 2021, subject to continuous service on each such date.

(12)
The RSUs subject to this award have a market-based vesting condition tied to the Company’s Common Stock price. The shares vest if the Company’s Common Stock trades at or above $4.00 per share, for 20 out of 30 trading days through the fifth anniversary of the grant date. The $4.00 per share vesting condition was satisfied in January 2025. The RSUs subject to this award are now fully vested.

(13)
One-fourth (1/4th) of the shares subject to the option vest on February 15, 2024, and the remaining shares subject to the option shall vest in thirty-six (36) equal monthly installments thereafter, subject to Mr. Bertelsen’s continuous service through each such vesting date.

(14)
1/48th of the shares subject to this option vests and becomes exercisable in equal monthly installments over a period of four years commencing April 20, 2024, subject to continuous service on each such date.

Health and Welfare and Retirement Benefits; Perquisites
All of Rigetti’s named executive officers are eligible to participate in Rigetti’s employee benefit plans, including medical, dental, vision, disability and life insurance plans, in each case on the same basis as all of Rigetti’s other full-time employees. We pay the premiums for medical, dental, vision, group term life, disability and accidental death and dismemberment insurance for all of our employees, including our named executive officers. We generally do not provide perquisites or personal benefits to our named executive officers, except in limited circumstances.
401(k) Plan
Our named executive officers are eligible to participate in a defined contribution retirement plan (the “401(k) plan”) that provides eligible U.S. employees with an opportunity to save for retirement on a tax advantaged basis. Eligible employees may defer eligible compensation on a pre-tax or after-tax (Roth) basis, up to the statutorily prescribed annual limits on contributions under the Code. Contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participant’s directions. The 401(k) plan is intended to be qualified under Section 401(a) of the Code with the 401(k) plan’s related trust intended to be tax exempt under Section 501(a) of the Code. As a tax-qualified retirement plan, contributions to the 401(k) plan (except for Roth contributions) and earnings on those contributions are not taxable to the employees until distributed from the 401(k) plan.
Potential Payments Upon Termination or Change in Control
Each of Dr. Kulkarni, Mr. Rivas and Mr. Bertelsen is entitled to certain severance benefits pursuant to his respective employment agreement.
In the event that employment is terminated by Rigetti without “Cause” or by the named executive officer for “Good Reason” (each, as defined in the respective executive employment agreement) and provided such named executive officer timely executes and does not revoke a release of claims in Rigetti’s favor, Dr. Kulkarni, Mr. Rivas or Mr. Bertelsen, as the case may be, is entitled to: (a) continuing payments of his then-current annual base salary for twenty-four months (for Dr. Kulkarni) or twelve months (for Mr. Rivas and Mr. Bertelsen); (b) for Mr. Rivas and Mr. Bertelsen, payment of the premiums necessary to continue health insurance coverage for himself and his eligible dependents under Rigetti’s group health plans pursuant to COBRA or similar state insurance laws (“COBRA Benefits”), for up to twelve months or, for Dr. Kulkarni, a lump sum cash amount equal to twenty-four months of the COBRA Benefits; (c) for Dr. Kulkarni, a cash payment equal to two times his full target amount of his annual cash bonus, payable in two installments (the first in a lump sum payment on his date of termination and the second payment occurring twelve months thereafter); (d) for Mr. Kulkarni, the time-based vesting conditions applicable to 100% of his then-outstanding stock options and/or other equity awards subject to time-based vesting requirements as of his termination date shall be accelerated as of the date of termination; and (e) his “accrued obligations” (as defined in the respective executive employment agreement), which include such executive’s accrued but unpaid salary through the date of termination (and, for Dr. Kuklarni, his accrued but unused vacation, in the event Rigetti has adopted an accrual vacation policy), unreimbursed business expenses, and benefits owed to such named executive officer under retirement or health plans in which such named executive officer was a participant.
If the named executive officer’s employment is terminated by Rigetti other than for “Cause,” death or disability or by the named executive officer for “Good Reason” within three months prior to or twelve months after a Change in Control (as defined in the 2022 Plan), and provided such named executive officer timely executes and does not revoke a release of claims in Rigetti’s favor, Dr. Kulkarni, Mr. Rivas or Mr. Bertelsen, as the case may be, is entitled to, in lieu of and not in addition to any other severance benefit: (a) the time-based vesting conditions applicable to 100% of his then-outstanding stock options and/or other equity awards subject to time-based vesting requirements as of his termination date shall be accelerated as of the date of termination (and, for Mr. Rivas and Mr. Bertelsen, with respect to any performance-based equity awards, and unless otherwise provided by the applicable award agreement, any performance-based vesting objectives will be deemed achieved at the higher of target or actual performance); (b) a lump sum cash payment equal to two times his then-current annual base salary (for Dr. Kulkarni) or his then-current annual base salary (for Mr. Rivas and Mr. Bertelsen); (c) for Mr. Rivas and Mr. Bertelsen, payment of the COBRA Benefits for up to twelve months or, for Dr. Kulkarni, a lump sum cash amount equal to twenty-four months of the COBRA Benefits; and (d) for Dr. Kulkarni, a lump sum amount equal to two times his full target amount of his annual cash bonus, and for Mr. Rivas and Mr. Bertelsen, a lump sum amount equal to a pro rata share of his full target amount of his annual cash bonus, for the portion of the performance year completed when his termination occurs.
Under each of the named executive officer’s employment agreement, “Cause” means that we have determined in our sole discretion that the named executive officer has engaged in any of the following: (i) his material breach of any covenant or condition under the executive employment agreement or any other agreement between the parties, and, to the extent curable, such named executive officer has not cured such breach after the expiration of ten (10) days after written notice from us of such breach; (ii) his material act constituting dishonesty or fraudulent conduct in connection with his duties to us; (iii) any conduct which constitutes a felony or a crime of moral turpitude under applicable law; (iv) material violation of any Company policy and, to the extent curable, such named executive officer has not cured such violation after the expiration of ten (10) days after written notice from us of such violation; (v) refusal to follow or implement a clear and reasonable directive of the Company, or any act of willful or intentional misconduct in relation to the named executive officer’s duties to the Company; (vi) repeated or willful failure by the named executive officer to perform his duties in a manner satisfactory to the Company after the expiration of ten (10) days without cure after written notice of such failure; or (vii) his breach of fiduciary duty to the Company.
Under each named executive officer’s employment agreement, “Good Reason” means the occurrence of any of the following events without such named executive officer’s consent: (i) a material reduction in his base salary, other than a reduction applied in a similar proportional amount to all similarly situated executives; (ii) a material breach of the executive employment agreement by Rigetti; (iii) a material reduction in his duties, authority and responsibilities relative to the his duties, authority, and responsibilities in effect immediately prior to such reduction; (iv) for Dr. Kulkarni and Mr. Bertelsen, a material change in his reporting relationship, other than such change made directly in connection with organizational changes resulting from a “Change in Control” (as defined in the respective employment agreement); or (v) the relocation of his principal place of employment, without his consent, in a manner that lengthens his one-way commute distance by twenty-five (25) or more miles from his then-current principal place of employment immediately prior to such relocation. Any such termination by such named executive officer shall only be deemed for “Good Reason” if: (1) such named executive officer gives Rigetti written notice of his intent to terminate for Good Reason within thirty (30) days following the first occurrence of the condition(s) that he believes constitute(s) Good Reason, which notice shall describe such condition(s); (2) Rigetti fails to remedy such condition(s) within thirty (30) days following receipt of the written notice (the “Cure Period”); and (3) such named executive officer voluntarily terminates employment within thirty (30) days following the end of the Cure Period, or the parties agree in writing to extend such Cure Period.

Director Compensation in 2024
The following table sets forth information concerning the compensation of our directors for fiscal year 2024. Dr. Kulkarni, our Chief Executive Officer, did not receive additional compensation for his services as a director in fiscal year 2024, and therefore is not included in the Director Compensation table below. All compensation paid to Dr. Kulkarni is reported above in the “Summary Compensation Table.”
Name	Cash(1) ($)	Stock Awards(3)(5) ($)	Option Awards(4)(5)	Total ($)
Thomas J. Iannotti	65,359	—	121,632	186,991
Alissa M. Fitzgerald	49,050	140,000	—	189,050
Ray Johnson	41,400	140,000	—	181,400
David Cowan(2)	18,705	—	—	18,705
Cathy McCarthy	54,000	140,000	—	194,000
H. Gail Sandford	51,641	140,000	—	191,641
Michael Clifton	55,800	140,000	—	195,800

(1)
This column represents cash compensation for their service as a director during the fiscal year ended December 31, 2024. Cash compensation for non-employee directors for fiscal year 2024 was determined pursuant to the Non-Employee Director Compensation Policy described below.

(2)
Mr. Cowan’s term expired at the 2024 annual meeting of shareholders.

(3)
This column reflects the aggregate grant date fair value of the RSUs granted to the director during fiscal year 2024 under the 2022 Plan. The aggregate grant date fair value is computed in accordance with ASC Topic 718 for stock-based compensation transactions. Assumptions used in the calculation of these amounts are included in Note 13 to our financial statements included in the Annual Report on Form 10-K for the year ended December 31, 2024. The amounts set forth in the table above relate to the annual RSU awards granted to our then-serving directors on June 18, 2024, the date of our annual meeting in 2024. This amount does not reflect the actual economic value that may be realized by the director.

(4)
This column reflects the aggregate grant date fair value of the stock option awards granted to the director during fiscal year 2024 under the 2022 Plan. The aggregate grant date fair value is computed in accordance with ASC Topic 718 for stock-based compensation transactions. Assumptions used in the calculation of these amounts are included in Note 13 to our financial statements included in the Annual Report on Form 10-K for the year ended December 31, 2024. This amount does not reflect the actual economic value that may be realized by Mr. Iannotti.

(5)
The following table shows, for each non-employee director who was serving as of December 31, 2024, the outstanding equity awards held by such non-employee director as of such date:

Name	Shares Underlying Options Outstanding (Vested) at Fiscal Year	Shares Underlying Options Outstanding (Unvested) at Fiscal Year	Unvested RSUs at Fiscal Year End # of Shares
Thomas J. Iannotti	240,000	620,000	—
Alissa M. Fitzgerald	98,372	—	156,372
Ray Johnson	196,747	—	156,372
Cathy McCarthy	—	—	230,152
H. Gail Sandford	—	—	156,372
Michael Clifton	—	—	156,372
Non-Employee Director Compensation Policy
Annual Cash Compensation
The Company’s amended non-employee director compensation policy (the “Non-Employee Director Compensation Policy”), consists of the annual cash compensation amount set forth below, which is payable to each member of the Board of Directors who is not also serving as an employee of or consultant to the Company or any of its subsidiaries (each such member, an “Eligible Director”) in equal quarterly installments, payable in arrears on the last day of each fiscal quarter in which the service occurred. If an Eligible Director joins the Board of Directors or a committee of the Board of Directors at a time other than effective as of the first day of a fiscal quarter, each annual retainer set forth below will be pro-rated based on days served in the applicable fiscal quarter, with the pro-rated amount paid on the last day of the first fiscal quarter in which the Eligible Director provides the service and the Eligible Director will be paid regular full quarterly payments thereafter. All annual cash fees are vested upon payment. If an Eligible Director terminates service on the Board of Directors or a committee during the course of a fiscal quarter, the annual retainer amount for the fiscal quarter in which such termination occurs will be prorated based on days served in such fiscal quarter. The annual retainer amounts set forth below were in effect for fiscal year 2024 and fiscal year 2025 until April 1, 2025.
1.
Annual Board Service Retainer:

a.
All Eligible Directors: $36,000

b.
Non-Executive Chair (in addition to the annual service retainer): $22,500

2.
Annual Committee Chair Service Retainer:

a.
Chair of the Audit Committee: $18,000

b.
Chair of the Compensation Committee: $10,800

c.
Chair of the Nominating and Corporate Governance Committee: $8,100

3.
Annual Committee Member Service Retainer (not applicable to Committee Chairs):

a.
Member of the Audit Committee: $9,000

b.
Member of the Compensation Committee: $5,400

c.
Member of the Nominating and Corporate Governance Committee: $4,050

The Non-Employee Director Compensation Policy was amended effective April 1, 2025, and the annual retainers set forth below were in effect starting April 1, 2025:
1.
Annual Board Service Retainer:

a.
All Eligible Directors: $40,000

b.
Non-Executive Chair (in addition to the annual service retainer): $37,500

2.
Annual Committee Chair Service Retainer:

a.
Chair of the Audit Committee: $20,000

b.
Chair of the Compensation Committee: $15,000

c.
Chair of the Nominating and Corporate Governance Committee: $10,000

3.
Annual Committee Member Service Retainer (not applicable to Committee Chairs):

a.
Member of the Audit Committee: $10,000

b.
Member of the Compensation Committee: $7,200

c.
Member of the Nominating and Corporate Governance Committee: $5,000

Expenses
The Company will reimburse an Eligible Director for ordinary, necessary and reasonable out-of-pocket travel expenses to cover in-person attendance at and participation in Board of Directors and committee meetings; provided that the Eligible Director timely submits to the Company appropriate documentation substantiating such expenses in accordance with the Company’s travel and expense policy, as in effect from time to time.
Equity Compensation
All grants of equity awards to Eligible Directors pursuant to this Non-Employee Director Compensation Policy will be nondiscretionary, automatic (without the need for any additional corporate action by the Board of Directors or the compensation committee) except as otherwise provided below and made in accordance with the following provisions. The equity compensation set forth above will be granted subject to the terms and conditions of the 2022 Plan and an applicable award agreement.

In 2024 and prior to April 1, 2025, the Non-Employee Director Compensation Policy provided for an initial grant of RSUs with a fair market value on the grant date equal to $210,000 (the “Initial RSU Grant”) to each Eligible Non-Employee Director not serving as Chair of the Board of Directors, and for the Eligible Non-Employee Director serving as the Chair of the Board of Directors, an option to purchase shares of Common Stock with a fair market value on the grant date equal to $1,000,000 (the “Initial Option Grant”); subject to a maximum of 720,000 shares of Common Stock. The Initial RSU Grant and the Initial Option Grant will vest over a three-year period, with one-third (1/3) of the grant vesting on the first anniversary of the grant date, one-third (1/3) of the grant vesting on the second anniversary of the grant date and the remaining one-third (1/3) of the grant vesting on the third anniversary of the grant date, such that the grant is fully vested on the third anniversary of the date of grant, subject to the Eligible Director’s continuous service through each such vesting date.
In 2024 and prior to April 1, 2025, the Non-Employee Director Compensation Policy also provided for annual grants of RSUs with a fair market value on the grant date equal to $140,000 (the “Annual RSU Grant”) to each Eligible Non- Employee Director not serving as Chair of the Board of Directors, and for the Eligible Non-Employee Director serving as the Chair of the Board of Directors, an option to purchase shares of Common Stock with a fair market value on the grant date equal to $420,000 (the “Annual Option Grant”); provided that that the Annual Option Grant will be subject to a maximum of 140,000 shares of Common Stock. The Annual RSU Grant and the Annual Option Grant will vest in full on the earlier of (i) the date of the following year’s Annual Meeting (or the date immediately prior to the next Annual Meeting if the Eligible Non-Employee Director’s service as a director ends at such Annual Meeting due to the director’s failure to be re-elected or the director not standing for re-election); or (ii) the one-year anniversary measured from the date of grant, in each case subject to the Eligible Director’s continuous service through such vesting date.
Effective April 1, 2025, the Non-Employee Director Compensation Policy provides for an initial grant of RSUs with a fair market value on the date of grants equal to $370,000 (the “Post-April 1, 2025 Initial RSU Grant”) to each Eligible Non- Employee Director upon their appointment to the Board of Directors. The Post-April 1, 2025 Initial RSU Grant will vest over a three-year period, with one-third (1/3) of the Initial RSU Grant vesting on the first anniversary of the grant date, one-third (1/3) of the Post-April 1, 2025 Initial RSU Grant vesting on the second anniversary of the grant date and the remaining one-third (1/3) of the Post-April 1, 2025 Initial RSU Grant vesting on the third anniversary of the grant date, such that the Post-April 1, 2025 Initial RSU Grant is fully vested on the third anniversary of the date of grant, subject to the Eligible Director’s continuous service through each such vesting date.
Effective April 1, 2025, the Non-Employee Director Compensation Policy also provides for annual grants of RSUs with a fair market value on the grant date equal to $167,500 (the “Post-April 1, 2025 Annual RSU Grant”) to each Eligible Non- Employee Director. The Post-April 1, 2025 Annual RSU Grant will vest in full on the earlier of (i) the date of the following year’s Annual Meeting (or the date immediately prior to the next Annual Meeting if the Eligible Non-Employee Director’s service as a director ends at such Annual Meeting due to the director’s failure to be re-elected or the director not standing for re-election); or (ii) the one-year anniversary measured from the date of grant, in each case subject to the Eligible Non-Employee Director’s continuous service through such vesting date.
In the event of a Change in Control (as defined in the 2022 Plan), any unvested portion of the option grants and RSU grants under the Non-Employee Director Compensation Policy would vest immediately prior to the consummation of such Change in Control, subject to the Eligible Director’s continuous service until immediately prior to the consummation of the Change in Control.

EQUITY COMPENSATION PLAN INFORMATION
The following table sets forth the aggregate information of our equity compensation plans in effect as of December 31, 2024.
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted-average exercise price of outstanding options, warrants and rights(2) ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))
	(a)	(b)	(c)
Equity compensation plans approved by stockholders:
Rigetti & Co, Inc. 2013 Equity Incentive Plan(3)	1,927,635	0.272	—
Rigetti Computing, Inc. 2022 Equity Incentive Plan(4)	17,381,261	1.199	5,445,767
Rigetti Computing, Inc. 2022 Employee Stock Purchase Plan(5)	—	—	4,681,989
Equity Compensation plans not approved by stockholders	—	—	—
Total	19,308,896	1.009	10,127,756

(1)
Includes: 1,667,765 and 6,463,470 stock options outstanding under the 2013 Plan and 2022 Plan, respectively; 1,760,413 market based vesting restricted stock units outstanding (assuming 100% vesting) under the 2022 Plan; and 259,870 and 9,157,378 time-vesting restricted stock units outstanding under the 2013 Plan and 2022 Plan, respectively.

(2)
The weighted average exercise prices relate only to stock options. The calculation of the weighted average exercise price does not include outstanding equity awards that are received or exercised for no consideration.

(3)
Following the adoption of the 2022 Plan, no additional equity awards have been or will be granted under the 2013 Plan.

(4)
The number of shares of Common Stock reserved for issuance under the 2022 Plan will automatically increase on January 1 of each year, beginning on January 1, 2023 and continuing through and including January 1, 2032, in an amount equal to 5% of the total number of shares of the Company’s Capital Stock (as defined in the 2022 Plan) outstanding on a fully diluted basis on December 31 of the preceding year; provided, however, that the Board of Directors may act prior to January 1st of a given year to provide that the increase for such year will be a lesser number of shares of Common Stock (or zero). Pursuant to the terms of the 2022 Plan, the number of shares available under the 2022 Plan was increased by 15,972,015 shares effective January 1, 2025.

(5)
The number of shares of Common Stock reserved for issuance under the ESPP will automatically increase on January 1 of each year, beginning on January 1, 2023 and continuing through and including January 1, 2032, in an amount equal to the lesser of (i) 1% of the total number of shares of Capital Stock (as defined in the ESPP) of the Company outstanding on a fully diluted basis on December 31st of the preceding calendar year, and (ii) 3,055,370 shares of Common Stock. Notwithstanding the foregoing, the Board of Directors may act prior to the first day of any calendar year to provide that there will be no January 1st increase in the share reserve for such calendar year or that the increase in the share reserve for such calendar year will be a lesser number of shares of Common Stock than would otherwise occur pursuant to the preceding sentence. Pursuant to the terms of the ESPP, the Board of Directors elected not to add any shares to the ESPP reserve on January 1, 2025.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information known to the Company regarding the beneficial ownership of Common Stock as of April 1, 2025, by:
•
each person known by the Company to be the beneficial owner of more than 5% of outstanding shares of Common Stock;

•
each of the Company’s named executive officers and directors; and

•
all current executive officers and directors of the Company as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.
The beneficial ownership percentages set forth in the table below are based on 286,974,947 shares of Common Stock issued and outstanding as of April 1, 2025. In computing the number of shares beneficially owned by a person and the percentage ownership of such person, we deemed to be outstanding all shares subject to equity awards issuable upon exercise or settlement and warrants, as applicable, held by the person that are currently exercisable or would be exercisable within 60 days of April 1, 2025, however we did not deem such shares outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, the persons and entities named in the table have sole voting and investment power with respect to the securities they beneficially owned.
Name of the Beneficial Owner(1)	Number of Shares of Common Stock Beneficially Owned	% of Ownership
Directors and Named Executive Officers
Subodh Kulkarni(2)	2,172,395	*
David Rivas(3)	777,372	*
Jeffrey Bertelsen(4)	439,582	*
Thomas J. Iannotti(5)	240,000	*
Alissa M. Fitzgerald(6)	98,373	*
Ray Johnson(7)	485,650	*
Cathy McCarthy	4,082	*
Michael Clifton(8)	1,338,742	*
H. Gail Sandford	101,380	*
All current executive officers and directors as a group (9 persons)(9)	5,657,576	1.9%

*
Percent of ownership is less than 1%

(1)
Unless otherwise noted, the mailing address of each of those listed in the table above is 775 Heinz Avenue, Berkeley, CA, 94710.

(2)
Consists of 2,172,395 shares of Common Stock subject to outstanding stock options that are exercisable within 60 days of April 1, 2025.

(3)
Consists of 302,858 shares of Common Stock, 383,354 shares of Common Stock subject to outstanding stock options that are exercisable within 60 days of April 1, 2025 and 91,160 shares of Common Stock issuable upon the settlement of restricted stock units within 60 days of April 1, 2025.

(4)
Consists of 427,082 shares of Common Stock subject to outstanding stock options that are exercisable within 60 days of April 1, 2025 and 12,500 shares of Common Stock issuable upon the settlement of restricted stock units within 60 days of April 1, 2025.

(5)
Consists of 240,000 shares of Common Stock subject to outstanding stock options that are exercisable within 60 days of April 1, 2025.

(6)
Consists of 1 share of Common Stock and 98,372 shares of Common Stock subject to outstanding stock options that are exercisable within 60 days of April 1, 2025.

(7)
Consists of 288,903 shares of Common Stock and 196,747 shares of Common Stock subject to outstanding stock options that are exercisable within 60 days of April 1, 2025.

(8)
Consists of 782,492 shares of Common Stock and 556,250 shares issuable upon the exercise of private placement warrants to purchase Common Stock. Shares of Common Stock include 72,534 shares subject to vesting that will only vest if, during the five year period following the Closing Date, the volume weighted average price of Common Stock equals or exceeds $15.00 for any twenty trading days within a period of thirty consecutive trading days. Any such shares that remain unvested after the fifth anniversary of the Closing Date will be forfeited. Unvested shares of Common Stock are required to be voted as set forth in the Sponsor Support Agreement, see “Transactions with Related Persons—Sponsor Support Agreement.”

(9)
Consists of 1,479,716 shares of Common Stock (including 72,534 shares subject to vesting as described above), 3,517,950 shares of Common Stock subject to outstanding stock options that are exercisable within 60 days of April 1, 2025, 103,600 shares of Common Stock issuable upon the settlement of restricted stock units within 60 days of April 1, 2025 and 556,250 shares issuable upon the exercise of private placement warrants to purchase Common Stock.

TRANSACTIONS WITH RELATED PERSONS
Related Person Transactions Policy
The Board of Directors adopted a written related person transactions policy that sets forth our policies and procedures regarding the identification, review, consideration and oversight of “related person transactions.” For purposes of our policy only, a “related person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we or any of our subsidiaries are participants involving an amount that exceeds $120,000, in which any “related person” has a material interest.
Transactions involving compensation for services provided to us by an employee, consultant or director will not be considered related person transactions under this policy. A related person is any executive officer, director, nominee to become a director or a holder of more than 5% of any class of our voting securities (including our Common Stock), including any of their immediate family members and affiliates and entities owned or controlled by any related person.
Under the policy, the related person in question or, in the case of transactions with a holder of more than 5% of any class of our voting securities, an officer with knowledge of the proposed related person transaction, must present information regarding the proposed related person transaction to our audit committee (or, where review by our audit committee would be inappropriate, to another independent body of our Board of Directors) for review. To identify related person transactions in advance, we will rely on information supplied by our executive officers, directors and certain significant stockholders. In considering related person transactions, our audit committee will take into account the relevant available facts and circumstances, which may include, but are not limited to:
•
all of the parties thereto;

•
the interests, direct or indirect, of any Related Person in the transaction in sufficient detail so as to enable the Committee to fully assess such interests;

•
a description of the purpose of the transaction;

•
all of the material facts of the proposed Related Person Transaction, including the proposed aggregate value of such transaction, or, in the case of indebtedness, that amount of principal that would be involved, (e) the benefits to the Company of the proposed Related Person Transaction;

•
if applicable, the availability of other sources of comparable products or services;

•
an assessment of whether the proposed Related Person Transaction is on terms that are comparable to the terms available to or from, as the case may be, an unrelated third party or to employees generally; and

In the event a director has an interest in the proposed transaction, the director must recuse himself or herself from the deliberations and approval. Our audit committee will approve only those transactions that it determines are fair to and in the best interests of the Company and its stockholders. All of the transactions described below were entered into prior to the adoption of such policy.
Sponsor Support Agreement
On October 6, 2021, in connection with the execution of the Merger Agreement, Supernova entered into a sponsor support agreement (the “Sponsor Support Agreement”) with the Supernova Partners II LLC (“Supernova Sponsor”), Legacy Rigetti and Supernova’s directors and officers. Pursuant to the Sponsor Support Agreement, the Supernova Sponsor and Supernova’s directors and officers (“Sponsor Holders”), among other things, agreed to vote all of their shares of Supernova capital stock in favor of the approval of the Business Combination. In addition, pursuant to the Sponsor Support Agreement, (i) 2,479,000 shares of Common Stock held by the Sponsor Holders became unvested and subject to forfeiture as of the Closing and will only vest if, during the five year period following the Closing, the volume weighted average price of Common Stock equals or exceeds $12.50 for any 20 trading days within a period of 30 consecutive trading days, and (ii) 580,273 shares of Common Stock held by the Sponsor Holders became unvested and subject to forfeiture as of the Closing and will only vest if, during the five year period following the Closing, the volume weighted average price of Common Stock equals or exceeds $15.00 for any 20 trading days within a period of 30 consecutive trading days. Any such shares held by the Sponsor Holders that remain unvested after the fifth anniversary of the Closing will be forfeited. The $12.50 vesting threshold was achieved in February 2025, and the subject shares held by the Sponsor Holders became vested. As of the Record Date, none of the shares of Common Stock held by the Sponsor Holders that are subject to the $15.00 vesting threshold had vested. Pursuant to the Sponsor Support Agreement, each Sponsor Holder agreed that, with respect to all of its unvested shares of Common Stock, such shares shall be present at all stockholder meetings for purposes of a quorum and voted at all such meetings, or voted, consented or approved in any other circumstances, upon which such vote, consent or other approval (including providing any written consent as of any specified date) is sought or obtained by or from the Company’s stockholders, in the same manner (including by voting “for” or “against,” abstaining or withholding votes) as, and in the same proportion to, the votes cast “for” or “against,” and abstentions or vote withholdings made, in respect of all shares of Common Stock, held by the holders thereof (other than the unvested shares of Common Stock held by the Sponsor Holders).
Amended and Restated Registration Rights Agreement
In connection with the Closing, we, Supernova Sponsor, Supernova directors and officers, Legacy Rigetti directors and officers and certain Legacy Rigetti securityholders entered into an amended and restated registration rights agreement. Pursuant to the agreement, we agreed that we would file with the SEC a registration statement registering the resale of certain securities held by or issuable to such holders, and we will use reasonable best efforts to have such registration statement declared effective as soon as practicable after the filing thereof. In certain circumstances, certain holders can demand up to two underwritten offerings in any 12-month period, and certain holders are entitled to piggyback registration rights.
Indemnification Agreements
We have entered into indemnification agreements with each of our directors and executive officers in addition to the indemnification provided in the Bylaws. The indemnification agreements require us to indemnify our directors and executive officers to the fullest extent permitted by Delaware law. See “Directors, Executive Officers and Corporate Governance—Limitation on Liability and Indemnification of Directors and Officers” for information about indemnification agreements and director and officer liability insurance which the Company maintains.

HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
This year, a number of brokers with account holders who are our stockholders will likely be “householding” our proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please contact our Corporate Secretary at Rigetti Computing, Inc., 775 Heinz Avenue, Berkeley, CA 94710, or via telephone at (510) 210-555. Stockholders who currently receive multiple copies of the Notices of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.
OTHER MATTERS
Our Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.
By Order of the Board of Directors
Luke Kuipers
Corporate Secretary
April 25, 2025
We have filed our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 with the SEC. It is available free of charge at the SEC’s web site at www.sec.gov. Stockholders can also access this proxy statement and our Annual Report on Form 10-K at https:// investors.rigetti.com/. A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, including the financial statements and the financial statement schedules, is also available without charge upon written request to our Chief Financial Officer via email at IR@rigetti.com.
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 10, 2025:
The Notice of Annual Meeting, Notice of Internet Availability of Proxy Materials, Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2024, including the financial statements and the financial statement schedules, are available free of charge at www.proxyvote.com.

RIGETTI COMPUTING, INC.775 HEINZ AVENUEBERKELEY, CA 94710 SCAN TOVIEW MATERIALS & VOTE VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery ofinformation up until 8:59 p.m. Pacific Time on June 9, 2025. Have your proxy card inhand when you access the web site and follow the instructions to obtain your recordsand to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/RGTI2025You may attend the meeting via the Internet and vote during the meeting. Havethe information that is printed in the box marked by the arrow available and followthe instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 8:59 p.m.Pacific Time on June 9, 2025. Have your proxy card in hand when you call and thenfollow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we haveprovided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood,NY 11717 by 8:59 p.m. Pacific Time on June 9, 2025. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V70641-P27584KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY RIGETTI COMPUTING, INC. ForAllWithholdAllFor AllExcept To withhold authority to vote for any individualnominee(s), mark "For All Except" and write thenumber(s) of the nominee(s) on the line below. The Board of Directors recommends you vote FOR the following: 1. To elect two Class III directors each to hold office untilthe 2028 Annual Meeting of Stockholders. !!! Nominees: 01) Michael Clifton 02) Ray Johnson The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 2. To ratify the appointment of BDO USA, P.C. as the Company’s independent registered public accounting firm for the fiscal year endingDecember 31, 2025. Note: The proxies are authorized to vote in their discretion on such other business as may properly come before the meeting or any adjournment orpostponements thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor,administrator, or other fiduciary, please give full title as such. Joint owners should each signpersonally. All holders must sign. If a corporation or partnership, please sign in full corporateor partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice of Annual Meeting, Proxy Statement and Annual Report are available at www.proxyvote.com. V70642-P27584 RIGETTI COMPUTING, INC.ANNUAL MEETING OF STOCKHOLDERSJUNE 10, 2025 9:00 am Pacific TimeTHIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSThe stockholder(s) hereby appoint(s) Subodh Kulkarni, Jeffrey A. Bertelsen and Luke Kuipers, or any of them, as proxies,each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated onthe reverse side of this ballot, all of the shares of Common Stock of RIGETTI COMPUTING, INC. that the stockholder(s)is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 am Pacific Time, on June 10, 2025,virtually at www.virtualshareholdermeeting.com/RGTI2025, and any adjournment or postponement thereof (with discretionaryauthority under Proposal 1 to vote for a substitute nominee if any nominee is unable to serve or for good cause will not serve)and on such other matters as may properly come before said meeting.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, thisproxy will be voted in accordance with the Board of Directors' recommendations. It will be voted in the discretionof the proxies upon such other matters as may properly come before the Annual Meeting. Continued and to be signed on reverse side